UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Sun BioPharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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             , 2016

Dear Shareholder:

The Board of Directors of Sun BioPharma, Inc. joins us in extending an invitation to attend our 2016 Annual Meeting of Shareholders (the “Annual Meeting”), to be held on Tuesday, May 17, 2016, at the offices of Faegre Baker Daniels, LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, commencing at 3:30 p.m. local time. On or about              , 2016, a full set of proxy materials will be mailed to each shareholder.

It is important that your shares be represented at the Annual Meeting whether or not you plan to attend in person. Please vote electronically over the Internet or, if you request and receive a paper copy of the proxy card by mail, you may vote by Internet or telephone or by returning your signed proxy card in the envelope provided. If you do attend the Annual Meeting and desire to vote in person, you may do so by following the procedures described in the proxy statement even if you have previously sent a proxy.

On behalf of the Board of Directors and management, it is our pleasure to express our appreciation for your continued support.

We hope that you will be able to attend the Annual Meeting.

Very truly yours,

Michael T. Cullen, M.D., M.B.A.	David B. Kaysen
Executive Chairman of the Board	President and Chief Executive Officer

SUN BIOPHARMA, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 17, 2016

To the Shareholders of Sun BioPharma, Inc.:

Notice is hereby given that the 2016 Annual Meeting of Shareholders of Sun BioPharma, Inc., a Utah corporation, will be held on Tuesday, May 17, 2016, at the offices of Faegre Baker Daniels LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota, commencing at 3:30 p.m. local time, for the following purposes:

1.	Elect eight directors.

2.	Ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3.	Approve a change of the Company’s state of incorporation from Utah to Delaware.

4.	Approve the Sun BioPharma, Inc. 2016 Omnibus Incentive Plan.

5.	Amend the Company’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000 shares and preferred stock to 20,000,000 shares.

6.	Amend the Company’s articles of incorporation to classify the Board of Directors into three classes.

7.	Act on any other matters that may properly come before the Annual Meeting, or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 31, 2016, the record date for the meeting set by the Board of Directors, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors,

Scott Kellen
Chief Financial Officer and Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submit a proxy in advance of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 17, 2016

Our Proxy Statement for the 2016 Annual Meeting of Shareholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are available at https://www.rdgir.com/sun-biopharma-inc.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	10
AUDIT COMMITTEE REPORT	11
DIRECTOR COMPENSATION	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
EXECUTIVE COMPENSATION	16
PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
PROPOSAL 3: CHANGE OF STATE OF INCORPORATION FROM UTAH TO DELAWARE	21
PROPOSAL 4: APPROVE 2016 OMNIBUS INCENTIVE PLAN	31
PROPOSAL 5: AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK	37
PROPOSAL 6: AMENDMENT TO ARTICLES OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS INTO THREE CLASSES	39
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	41
OTHER MATTERS	41
SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS	41
ADDITIONAL INFORMATION	41

i

SUN BIOPHARMA, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors of Sun BioPharma, Inc. (our “Company”) is soliciting proxies for use at the Annual Meeting of Shareholders to be held on May 17, 2016, and at any adjournment or postponement of the meeting.

The Annual Meeting will be held at the offices of Faegre Baker Daniels, LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota. Registration for the Annual Meeting will begin at 3:15 p.m., local time. The Annual Meeting will commence at 3:30 p.m., local time. This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from shareholders in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about              , 2016.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy for use at the Annual Meeting because you owned shares of our common stock at the close of business on March 31, 2016, the record date for the Annual Meeting, and, therefore, are entitled to notice of the Annual Meeting and may vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving David B. Kaysen and Scott Kellen, the proxy holders, the authority to vote your shares of common stock at the Annual Meeting in the manner you indicate. If you do not give direction with respect to any nominee or other proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Annual Meeting, or any adjournments thereof.

Q:	Who can vote?

A:

You can vote if you were a shareholder at the close of business on the record date of March 31, 2016 (the “Record Date”). On the Record Date, there were a total of           shares of our common stock outstanding, which shares were held by          record holders. This proxy statement and any accompanying proxy card, along with the annual report on Form 10-K for the fiscal year ended December 31, 2015, were first made available to you beginning on or about              , 2016. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All shareholders as of the Record Date, or their duly appointed proxy holders, may attend the Annual Meeting. If you hold your shares in street name, then you must request a legal proxy from your broker or nominee to attend and vote at the Annual Meeting.

Q:	What am I voting on?

A:	You are voting on:

●	Proposal 1 – Election of eight directors.

●	Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

●	Proposal 3 – Approval of a change of the Company’s state of incorporation from Utah to Delaware.

●	Proposal 4 – Approval of the Sun BioPharma, Inc. 2016 Omnibus Incentive Plan.

●	Proposal 5 – Amend the Company’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000 shares and preferred stock to 20,000,000 shares.

●	Proposal 6 – Amend the Company’s articles of incorporation to classify the Board of Directors into three classes.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	The Board is soliciting your proxy and recommends you vote:

●	FOR all eight of the director nominees (see Proposal 1);

●	FOR the ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2016 (see Proposal 2);

●	FOR the change of the Company’s state of incorporation from Utah to Delaware (see Proposal 3);

●	FOR the approval of the Sun BioPharma, Inc. 2016 Omnibus Incentive Plan (see Proposal 4);

●	FOR the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common and preferred stock (see Proposal 5); and

●	FOR the amendment of the Company’s Amended and Restated articles of Incorporation to classify the Board of Directors (see Proposal 6).

Q:	What constitutes a quorum?

A:

A majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date,           shares of our common stock were issued and outstanding and           shares of our common stock constituted a majority of the voting power. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What vote is required to approve each proposal?

A:

Proposal 1 – Election of eight directors - Provided a quorum is present at the Annual Meeting, the eight nominees receiving a plurality (i.e., greatest number) of the votes cast for all nominees will be elected, regardless of whether any such nominees receive votes from a majority of the shares represented (in person or by proxy) at the Annual Meeting.

Proposal 2 – Ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 - Provided a quorum is present at the Annual Meeting, this proposal will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the proposal.

Proposal 3 – Approval of a change of the Company’s state of incorporation from Utah to Delaware - Provided a quorum is present at the Annual Meeting, this proposal will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the proposal.

Proposal 4 – Approval of the Sun BioPharma, Inc. 2016 Omnibus Incentive Plan - Provided a quorum is present at the Annual Meeting, this proposal will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the proposal.

Proposal 5 – Amend the Company’s articles of incorporation to increase the number of authorized shares of common stock to 200,000,000 shares and preferred stock to 20,000,000 shares - Provided a quorum is present at the Annual Meeting, this proposal will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the proposal.

Proposal 6 – Amend the Company’s articles of incorporation to classify the Board of Directors into three classes - Provided a quorum is present at the Annual Meeting, this proposal will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the proposal.

Q:	What is the effect of broker non-votes and abstentions?

A:

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have or does not exercise discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If a broker returns a “non-vote” proxy indicating a lack of authority to vote on a proposal, then the shares covered by such a “non-vote” proxy will be deemed present at the Annual Meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to any non-discretionary proposals. Nominees will not have discretionary voting power with respect to any matter to be voted upon at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm. Broker non-votes will have no effect on the election of directors, ratification of the independent registered public accounting firm, approval of the reincorporation, approval of the 2016 Omnibus Incentive Plan, each amendment to the Amended and Restated Articles of Incorporation, and any other item properly presented at the Annual Meeting.

A properly executed proxy marked “ABSTAIN” with respect to a proposal will be counted for purposes of determining whether there is a quorum and will be considered present in person or by proxy and entitled to vote, but will not be deemed to have been voted in favor of such proposal. Abstentions will have no effect on the voting for the election of directors or any of the proposals.

Q:	How will the proxy holders vote on any other business brought up at the Annual Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Annual Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Annual Meeting. The proxy holders’ authority to vote according to their judgment applies only to shares you own as the shareholder of record.

Q:	How do I vote my shares?

A:	If you are a shareholder of record, you may vote your shares of common stock at the Annual Meeting using any of the following methods:

●

Proxy card—The enclosed proxy card is a means by which a shareholder may authorize the voting of the shareholder’s shares of common stock at the Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the Annual Meeting in accordance with the shareholder’s directions. We urge you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to our stock transfer agent, VStock Transfer, LLC, in the enclosed envelope or via facsimile transmission at the number identified on your proxy card. If you sign and return the proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

●

Internet           —If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

●

In person at the Annual Meeting—All shareholders of record as of March 31, 2016 may vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “shareholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on May 16, 2016, by following the Internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Annual Meeting; or

●	If you are a registered shareholder, by attending the meeting in person and delivering a proper written notice of revocation of your proxy.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it – that is, by Internet, facsimile or mail.

Q:	Who will count the votes?

A:

All proxies submitted will be tabulated by our transfer agent, VStock Transfer, LLC. All shares voted by shareholders of record present in person at the 2016 Annual meeting will be aggregated with the proxies reported by VStock Transfer, LLC by our Corporate Secretary, or his designee, who will also act as inspector of election for the Annual Meeting.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual shareholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote;

●	To allow the inspector of election to certify the results of the vote; and

●	To meet applicable legal requirements.

Q:	What shares are included on my proxy?

A:	Your proxy will represent all shares registered to your account in the same social security number and address.

Q:	What happens if I don’t vote shares that I own?

A:

Shares registered in your name. If you do not vote shares that are registered in your name by voting in person at the Annual Meeting or by proxy through the Internet, facsimile or mail as described on the proxy card, your shares will not be counted in determining the presence of a quorum or in determining the outcome of the vote on the proposals presented at the Annual Meeting.

Shares held in street name. If you hold shares through a broker, you will receive voting instructions from your broker. If you do not submit voting instructions to your broker and your broker does not have discretion to vote your shares on a particular matter, then your shares will not be counted in determining the outcome of the vote on that matter at the Annual Meeting. See “What is the effect of broker non-votes and abstentions?” as described above. Your broker will not have discretion to vote your shares for any matter to be voted upon at the Annual Meeting other than the ratification of the selection of our independent registered public accounting firm. Accordingly, it is important that you provide voting instructions to your broker for the matters to be voted upon at the Annual Meeting.

Q:	What if I do not specify how I want my shares voted?

A:

If you are a registered shareholder and submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular matter, we will vote your shares in accordance with the recommendations of the Board of Directors as set forth above with respect to matters described in the proxy statement.

If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described under “Can I revoke or change my vote?”

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:

You are entitled to one vote per share on all matters presented at the Annual Meeting or any adjournment or postponement thereof. Our shareholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When are shareholder proposals and nominees due for the 2016 Annual Meeting of Shareholders?

A:

If you want to submit a shareholder proposal or nominee for the 2016 Annual Meeting of Shareholders, you must submit the proposal in writing to our Secretary at Sun BioPharma, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it is received by the relevant date set forth below under “Submission of Shareholder Proposals and Nominations.”

Q:	How is this proxy solicitation being conducted?

A:

We will pay the cost of soliciting proxies. In addition to solicitation by the use of the mails, certain of our directors, officers and employees may solicit proxies by telephone, email or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our stock and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

Q:	What is the Merger?

A:

On September 4, 2015, our wholly owned subsidiary, SB Acquisition Corporation merged (the “Merger”) with and into Sun BioPharma Research, Inc. (“SBR”), which resulted in SBR becoming a wholly owned subsidiary of our Company and all of the issued and outstanding common stock of SBR being converted into the right to receive an aggregate of 28,442,484 shares of our common stock, representing four shares of our common stock for every one share of SBR common stock cancelled in the Merger. All of the shares of common stock issued pursuant to the Merger were “restricted securities” under Rule 144 promulgated under the Securities Act. Immediately following the Merger, former SBR shareholders owned approximately 98.8% of our outstanding capital stock, giving SBR’s former shareholders substantial control of our Company. Also, in connection with the Merger, our Board of Directors and management team were replaced by members of SBR’s Board of Directors and management team and our name was changed to “Sun BioPharma, Inc.”

PROPOSAL 1:
ELECTION OF DIRECTORS

General Information

Eight directors will be elected at the Annual Meeting. Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated for election the eight persons named below. Each has consented to being named a nominee and will, if elected, serve until their term has expired and until a successor is duly elected. There are no family relationships between any director and any executive officer. Each nominee listed below is currently a director of the Company and each was duly elected.

If Proposal 6 is approved, then the director nominees, subject to their individual election at the Annual Meeting, will be allocated among three classes as further described in that Proposal.

Directors and Nominees

All of the nominees named below are current directors of our Company and each nominee has indicated a willingness to serve as a director for the term to which he or she is elected, but in case any nominee is not a candidate at the meeting for any reason, the proxy holders named in our form of proxy may vote for a substitute nominee in their discretion or our Board of Directors may recommend that the number of directors to be elected be reduced. The following table sets forth certain information regarding each director nominee:

Name	Age	Position
Michael T. Cullen	70	Executive Chairman of the Board and Director
Suzanne Gagnon	59	Chief Medical Officer and Director
Dalvir S. Gill	58	Director
David B. Kaysen	66	President, Chief Executive Officer and Director
Jeffrey S. Mathiesen	55	Director
J. Robert Paulson, Jr.	59	Director
Paul W. Schaffer	73	Director
D. Robert Schemel	61	Director

Michael T. Cullen, M.D., M.B.A., has served as Executive Chairman of the board and as a director of our Company since the effective time of the Merger. Dr. Cullen brings 25 years of pharmaceutical experience to our Company, including expertise in working with development-stage companies in planning, designing and advancing drug candidates from preclinical through clinical development. Dr. Cullen co-founded SBR in November 2011 and had continuously served as Chairman its board of directors since that date. He previously served as its Chief Executive Officer and President of SBR from November 2011 to June 2015. Dr. Cullen provided due diligence consulting to the pharmaceutical industry from 2009 to 2011, after one year in transition consulting to Eisai Co., Ltd. He developed several oncology drugs as Chief Medical Officer for MGI Pharma Inc. from 2000 to 2008, and previously at G.D. Searle, SunPharm Corporation, and as Vice President for Clinical Consulting at IBAH Inc., the world’s fifth largest contract research organization, where he provided consulting services on business strategy, creating development plans, regulatory matters and designing clinical trials for several development stage companies in the pharmaceutical industry. Dr. Cullen was also a co-founder and Chief Executive Officer of IDD Medical, a pharmaceutical start-up company. Dr. Cullen joined 3M Pharmaceuticals in 1988 and contributed to the development of cardiovascular, pulmonary and immune-response modification drugs. Over the course of his career Dr. Cullen has been instrumental in obtaining the approval of ten drugs, including three (3) since 2004: Aloxi®, Dacogen® and Lusedra®. Board-certified in Internal Medicine, Dr. Cullen practiced from 1977 to 1988 at Owatonna Clinic, Owatonna, MN, where he served as president. Dr. Cullen earned his MD and BS degrees from the University of Minnesota and his MBA from the University of St. Thomas and completed his residency and Board certification in Internal Medicine through the University of North Carolina in Chapel Hill and Wilmington, NC.

Suzanne Gagnon, M.D., has served as our Chief Medical Officer and as a director of our Company since the effective time of the Merger. Dr. Gagnon had previously served as a director of SBR since June 2015 and as its Chief Medical Officer since January 2015. Previously, Dr. Gagnon served as the Lead Clinical Consultant to the Company. Prior to working for the Company, Dr. Gagnon was the President of Gagnon Consulting LLC from July 2014 through December 2014 consulting on medical, safety and regulatory matters. From December 2001 through July 2014, Dr. Gagnon had acted as the Chief Medical Officer for three companies, ICON Clinical Research, Nupathe, Inc. and Idis, Inc.

Dalvir S. Gill, Ph.D. has served as a director of our Company since March 2016. Mr. Gill has served as the Chief Executive Officer and a director of TransCelerate BioPharma, Inc., a nonprofit organization focused on improving the health of people around the world by simplifying and enhancing the research and development of innovative new therapies since January 2013. Previously, he was the President of Phase II-IV Drug Development at PharmaNet-i3, an international contract research organization, from July to December 2012. Dr. Gill earned his B.Sc. in Applied Biology from the University of Hertfordshire and his Ph.D. in Pathobiology from the Royal Free Hospital School of Medicine, University of London. He also holds a diploma in the health economics of pharmaceuticals from the executive program of the Stockholm School of Economics. Dr. Gill has more than 25 years of drug development experience. We believe that Dr. Gill brings strategic insight and leadership and a wealth of experience in the pharmaceutical industry to the Board of Directors, as well as knowledge of the regulatory and clinical requirements associated with the development of new drug compounds.

David B. Kaysen has served as our President and Chief Executive Officer and as a director of our Company since the effective time of the Merger. Mr. Kaysen had previously served as the President of SBR since August 2015 and as Chief Executive Officer and as a director of SBR since July 2015. Prior to joining the Company, Mr. Kaysen was a self-employed medical technology consultant since April 2013. Mr. Kaysen previously was the President, Chief Executive Officer and a board member of Uroplasty, Inc. (now Cogentix Medical, Inc.), a publically traded medical device company, from May 2006 through April 2013. Prior to that, Mr. Kaysen served as President and CEO and as a director of Diametrics Medical, a publicly traded diagnostics company, and Rehabilicare Inc. (now Compex Technologies), a publicly traded neuromodulation medical device company. Mr. Kaysen holds a Bachelor of Science in Business Administration from the University of Minnesota.

Jeffrey S. Mathiesen has served as a director of our Company since September 2015. He has served as Chief Financial Officer of Gemphire Therapeutics Inc., a privately held biopharmaceutical company since January 2015. Previously, he served as Chief Financial Officer of Sunshine Heart, Inc., a publicly traded medical device company, from March 2011 to January 2015. From December 2005 to April 2010, Mr. Mathiesen served as Vice President and Chief Financial Officer of Zareba Systems, Inc., a manufacturer and marketer of medical products, perimeter fencing and security systems that was purchased by Woodstream Corporation in April 2010. Mr. Mathiesen has held executive positions with publicly traded companies dating back to 1993, including vice president and chief financial officer positions. Mr. Mathiesen holds a B.S. in Accounting from the University of South Dakota and is also a Certified Public Accountant. We believe that Mr. Mathiesen brings financial insight and leadership and a wealth of experience in capital markets to the Board of Directors, as well as knowledge of public company accounting and financial reporting requirements.

J. Robert Paulson, Jr., M.B.A. has served as a director of our Company since September 2015. Mr. Paulson has served as President, CEO, and a director of NxThera, Inc., a venture-funded medical device company developing a novel convective water vapor energy system to treat a variety of endourological conditions, including benign prostatic hyperplasia (BPH) and prostate cancer since 2009. Previously, he was President, CEO and a director of Restore Medical Inc. from 2005 until its acquisition by Medtronic in July 2008. He was CFO and VP of Global Marketing for Endocardial Solutions, which was acquired by St. Jude Medical in 2005. Before that, he was the Sr. VP/General Manager of Advanced Bionics, and held several executive positions with Medtronic, including VP/General Manager of the Surgical Navigation Technologies business, VP Corporate Strategy, and Director of Corporate Development. Mr. Paulson has held senior positions in marketing, corporate development, legal and finance at General Mills, and practiced corporate, M&A and securities law with the Minneapolis law firm of Lindquist & Vennum. He has served as a director of Veran Medical since 2008, and is a former director of Ablation Frontiers, Vascular Solutions and Medical CV. We believe that Mr. Paulson brings strategic insight and leadership and a wealth of experience in healthcare to the Board of Directors, as well as knowledge of capital markets and early stage companies.

Paul W. Schaffer has served as a director since the effective time of the Merger. Mr. Schaffer had previously served as a director of SBR since January 2014. Mr. Schaffer graduated from Minnesota Pharmacy School in 1966. He owned and operated a compounding pharmacy, Bloomington Drug, for 42 years. Mr. Schaffer is an experienced biotech investor. We believe that Mr. Schaffer brings a wealth of experience in pharmaceutical development and manufacturing to the Board of Directors, as well as knowledge of regulations and issues facing pharmaceutical companies.

D. Robert Schemel has served as a director since the effective time of the Merger. Mr. Schemel had previously served as a director of SBR since March 2012. Mr. Schemel has over 39 years’ experience in the agriculture industry. From 1973-2005, Mr. Schemel owned and operated a farming operation in Kandiyohi County, Minnesota, building a 9000-acre operation producing corn, soybeans and sugar beets. Mr. Schemel has extensive experience in serving on boards of directors. From 1992-1996 he served as a board member for ValAdCo and then from 1996-2003 he served as the Chairman of the Board for Phenix Biocomposites. He is currently a member of the Southern Minnesota Beet Sugar Co-op which oversees the operation of the largest US sugar processing facility and a molasses desugarization facility in Renville, Minnesota, which has a total economic benefit currently exceeding $180 million annually We believe that Mr. Schemel brings business insight and leadership as well as significant experience in the development and growth of early stage companies.

Required Vote and Board Recommendation

Directors are elected by a plurality of votes present and entitled to vote. Provided that a quorum is present, the eight nominees receiving the highest number of votes will be elected. The votes cannot be cast for a greater number of persons than eight.

The Board of Directors unanimously recommends that you vote “FOR” each of the nominees listed above.

CORPORATE GOVERNANCE

In accordance with applicable laws and our bylaws, the business and affairs of the Company are governed under the direction of the Board of Directors. The system of governance practices we follow is set forth in our corporate governance guidelines and in the charters of each of the committees of the Board of Directors. The corporate governance guidelines set forth the practices our board will follow with respect to its duties, committee matters, director qualifications and selection process, director compensation, director share ownership, director orientation and continuing education, executive evaluation, management succession and annual evaluation of the Board of Directors and committees. We also have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. The corporate governance documents of the Company are reviewed periodically to ensure effective and efficient governance and compliance in a timely manner with all laws.

Corporate governance information, including the corporate governance guidelines, committee charters and the code of business conduct and ethics applicable to our directors, officers and employees is posted on our website at www.sunbiopharma.com under the “Investors” page. We plan to post to our website at the address described above any future amendments or waivers to our code of ethics and business conduct.

Board Leadership Structure

Our Board of Directors is led by our Executive Chairman, Michael T. Cullen. As Executive Chairman, Dr. Cullen (a) has the responsibility to call and preside over meetings of our Board of Directors, (b) preside over our annual meetings, (c) has primary responsibility in setting board agendas in consultation with our Chief Executive Officer, (d) has the ability to represent us with external stakeholders if approved by our Board of Directors, and (e) has the responsibility to seek input from other independent directors, facilitate discussions among the independent directors, and communicate such viewpoints to our Chief Executive Officer. We believe that this leadership structure (a) enhances the functionality of our Board of Directors, (b) strengthens communications between the board and our Chief Executive Officer, and (c) strengthens our board’s independence from management. In addition, this structure allows our Chief Executive Officer, David B. Kaysen, to focus his efforts on running our business and managing us in the best interests of our shareholders. Our Board of Directors believes that its current structure is the appropriate one at this time.

Nominating Process and Board Diversity

The Nominating and Governance Committee generally identifies director candidates based upon suggestions from current directors and senior management, recommendations by shareholders or use of a director search firm. Shareholders who wish to suggest qualified candidates may write to the attention of the chairman of our Nominating and Governance Committee at Sun BioPharma, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387. All recommendations should state in detail the qualifications of such person for consideration by the committee and should be accompanied by an indication of the recommended person’s willingness to serve if elected. The committee will consider candidates recommended by shareholders in the same manner that it considers all director candidates.

Candidates for director are reviewed in the context of the current composition of our Board of Directors, our operations and the long-term interests of our shareholders. We do not have a policy regarding the consideration of diversity in identifying director nominees.

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board of Directors has determined that Messrs. Gill, Mathiesen, Paulson, Schaffer and Schemel are “independent directors” as defined under the applicable rules of The NASDAQ Stock Market, which we have voluntarily adopted as our standard for director independence.

Communications with our Board of Directors

You may contact our Board of Directors or any director by mail addressed to the attention of our Board of Directors or the specific director identified by name or title, at 712 Vista Boulevard #305, Waconia, Minnesota 55387. All communications will be submitted to our Board of Directors or the specified director on a periodic basis.

Board Meetings and Attendance

Our Board of Directors, including the Board of Directors of our predecessor, SBR, held 14 meetings during 2015. Each director attended at least 75% of the meetings of our Board of Directors and the committees on which he or she served held during their service as a director or member of the committee during the Post-Merger Period.

Director Attendance at Annual Meeting

We do not have a formal policy regarding attendance of directors at our annual meeting of shareholders and this year’s Annual Meeting will be our first.

Committees of the Board of Directors

Our Board of Directors has established three standing committees: Audit, Compensation, and Nominating and Governance. The membership of each committee is as follows:

Committees
Director	Audit	Compensation	Nominating and Governance	Independent Directors
Michael T. Cullen	–	–	–
Suzanne Gagnon	–	–	–
Dalvir S. Gill	–	–	–	✓
David B. Kaysen	–	–	–
Jeffrey S. Mathiesen	Chair	–	Member	✓
J. Robert Paulson, Jr.	–	Member	Chair	✓
Paul W. Schaffer	Member	Member	–	✓
D. Robert Schemel	Member	Chair	Member	✓

Audit Committee

The Audit Committee’s primary functions, among others, are to: (a) assist the Board of Directors in discharging its statutory and fiduciary responsibilities with regard to audits of the books and records of our Company and the monitoring of its accounting and financial reporting practices; (b) carry on appropriate oversight to determine that our Company and its subsidiaries have adequate administrative and internal accounting controls and that they are operating in accordance with prescribed procedures and codes of conduct; and (c) independently review our Company’s financial information that is distributed to shareholders and the general public. The Audit Committee, including the analogous committee the Board of Directors of our predecessor, SBR, held three meetings during 2015. The Audit Committee has a charter, which is available on our website at www.sunbiopharma.com.

All of the members of the Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our Board of Directors has determined that Jeffrey S. Mathiesen is qualified to serve as an audit committee financial expert, as that term is defined under the applicable rules of the SEC. Each member of the Audit Committee satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, as amended from time to time, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its duties, the Audit Committee:

(1)	reviewed and discussed the audited financial statements included in the Form 10-K for the fiscal year ended December 31, 2015 with management;

(2)

discussed with Cherry Bekaert LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable Public Company Accounting Oversight Board standards;

(3)

received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with Cherry Bekaert LLP their independence from management and the Company; and

(4)

has considered whether the provision of services by Cherry Bekaert LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s quarterly reports on Form 10-Q are compatible with maintaining Cherry Bekaert LLP’s independence, and has determined that they are compatible and do not impact Cherry Bekaert LLP’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission.

Audit Committee:
Jeffrey S. Mathiesen (Chair)
D. Robert Schemel
Paul W. Schaffer

Compensation Committee

The Compensation Committee reviews and recommends to our Board of Directors on an annual basis the goals and objectives relevant to the annual compensation of our executive officers in light of their respective performance evaluations. Our Compensation Committee is responsible for administering our 2011 Equity Incentive Plan, as amended, including approval of individual grants of stock options and other awards. The Compensation Committee, including the analogous committee of the Board of Directors of our predecessor, SBR, held three meetings during 2015. The Compensation Committee has a charter, which is available on our website at www.sunbiopharma.com.

Nominating and Governance Committee

The Nominating and Governance Committee is primarily responsible for identifying individuals qualified to serve as members of our Board of Directors, recommending individuals to our Board of Directors for nomination as directors and committee membership, reviewing the compensation paid to our non-employee directors and recommending adjustments in director compensation, as necessary, in addition to overseeing the annual evaluation of our Board of Directors. The Nominating and Governance Committee, including the analogous committee of the Board of Directors of our predecessor, SBR, held two meetings during 2015. The Nominating and Governance Committee has a charter that is available on our website at www.sunbiopharma.com.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Certain Relationships and Related Party Transactions

We have engaged in certain transactions with our executive officers. See “Executive Compensation: Employment Agreements” for details of our employment agreements with certain of our executive officers.

Limitation of Liability of Directors and Officers and Indemnification

Our amended and restated articles of incorporation limit the liability of the directors to the fullest extent permitted by Utah law. Utah law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

●	breach of their duty of loyalty to our Company or the shareholders;

●	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	unlawful payment of dividends or redemption of shares;

●	transaction from which the directors derived an improper personal benefit; or

●	act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated bylaws provide that we will indemnify and advance expenses to the directors and officers to the fullest extent permitted by law or, if applicable, pursuant to indemnification agreements. They further provide that we may choose to indemnify other employees or agents of our Company from time to time. The Utah Revised Business Corporation Act and the amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to our Company, regardless of whether the bylaws permit indemnification. We maintain a directors’ and officers’ liability insurance policy.

At present there is no pending litigation or proceeding involving any of the current or former directors or officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Related Person Transaction Approval Policy

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our related party transaction approval policy. Our related party transaction approval policy requires that any executive officer proposing to enter into a transaction with a “related party” generally must promptly disclose to our Audit Committee the proposed transaction and all material facts with respect thereto. In reviewing a transaction, our Audit Committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) the opportunity costs of alternate transactions and (4) the materiality and character of the related party’s interest, and the actual or apparent conflict of interest of the related party.

Our Audit Committee will not approve or ratify a related party transaction unless it determines that, upon consideration of all relevant information, the transaction is beneficial to our Company and shareholders and the terms of the transaction are fair to our Company. No related party transaction will be consummated without the approval or ratification of our Audit Committee. It will be our policy that a director will recuse him- or herself from any vote relating to a proposed or actual related party transaction in which they have an interest. Under our related party transaction approval policy, a “related party” includes any of our directors, director nominees, executive officers, any beneficial owner of more than 5% of our common stock and any immediate family member of any of the foregoing. Related party transactions exempt from our policy include transactions available to all of our employees and shareholders on the same terms and transactions between us and the related party that, when aggregated with the amount of all other transactions between us and the related party or its affiliates, involve less than $120,000 in a fiscal year.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee nor any director nominee proposed to become a member of the Compensation Committee is or has at any time during the last completed fiscal year been an officer or employee of our Company. None of our executive officers has served as a member of the board of directors or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors during the last completed fiscal year.

None of the members of the Compensation Committee is or has at any time during the last completed fiscal year been an officer or employee of our Company. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the last completed fiscal year.

DIRECTOR COMPENSATION

Directors who are also our employees receive no additional compensation for serving on our Board of Directors. During 2015, our Company reimbursed non-employee directors for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors and its committees.

Non-Employee Director Compensation for 2015

The following table sets forth information concerning annual compensation for our non-employee directors during the year ended December 31, 2015:

Name	Option Awards(a) ($)		Total ($)
Jeffrey S. Mathiesen	–		–
J. Robert Paulson, Jr.	–		–
Paul W. Schaffer	13,600	(b)	13,600
D. Robert Schemel	80,200	(c)	80,200

(a)

Amounts shown in the “Option Awards” column represent the aggregate grant date fair value of these awards computed in accordance with FASB ASC Topic 718. For additional information regarding the calculation of grant date fair value of options granted during 2015, see Note 9 to the consolidated financial statements appearing in our annual report on Form 10-K for the fiscal year ended December 31, 2015.

(b)	Represents, a non-qualified stock option to purchase 80,000 shares of common stock granted in January 2015.

(c)	Represents non-qualified stock options to purchase 60,000 shares and 400,000 shares granted in January and March 2015, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of              , 2016 by (i) each of our named executive officers; (ii) each of our directors; (iii) all of our executive officers, directors and director nominees as a group; and (iv) each beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on           shares of common stock outstanding as of the close of business on             , 2016.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying options that are exercisable within 60 days from              , 2016. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Sun BioPharma, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Executive Officers and Directors
Michael T. Cullen	4,265,764	(a)	13.9%
David B. Kaysen	–		–
Scott Kellen	–		–
Suzanne Gagnon	810,000	(b)	2.7%
Clifford F. McCurdy, III(c)	1,840,000		6.2%
Dalvir S. Gill	–		–
Jeffrey S. Mathiesen	–		–
J. Robert Paulson, Jr.	–		–
Paul W. Schaffer	983,296	(d)	3.3%
D. Robert Schemel	3,727,836	(e)	12.5%
All directors and current executive officers as a group (7 persons)	9,786,896	(f)	31.5%

Ryan R. Gilbertson	5,592,730	(h)	17.9%
1675 Neal Ave
Delano, MN 55328
Paul M. Herron	2,454,860	(h)	8.2%
105 Cypress Lagoon Court
Ponte Vedra Beach, FL 32082
Ryan R. Gilbertson 2012 Irrevocable Family Trust	1,671,093	(i)	5.4%
1000 Parker’s Lake Rd
Wayzata, MN 55391
Christopher R. Johnson	1,583,360	(j)	5.3%
17760 Ballantrae Circle
Eden Prairie, MN 55347

(a)	Includes 1,845,764 shares held by the Cullen Living Trust and 800,000 shares subject to stock options.

(b)	Includes 10,000 shares held by the Gagnon Family Trust and 400,000 shares subject to stock options.

(c)	Mr. McCurdy resigned all positions with SBR in August 2015, his address is 15625 West Hwy 318, Williston, FL 326961.

(d)	Includes 89,092 shares held by the Paul Shaffer Trust.

(e)	Includes 2,833,548 shares held by spouse and 200,000 shares subject to warrants held jointly with spouse.

(f)	Includes 1,200,000 shares subject to stock options.

(g)

Includes 800,000 shares subject to warrants, and an estimated 444,444 potentially issuable pursuant to convertible promissory notes. Also includes an estimated 177,776 shares potentially issuable pursuant to convertible promissory notes held by Total Depth Foundation.

(h)	Includes 414,860 shares held jointly with spouse and 200,000 shares subject to warrants.

(i)	Includes 1,200,000 shares subject to warrants.

(j)

Includes 80,000 shares held jointly with spouse, an estimated 88,889 shares potentially issuable pursuant to convertible promissory notes and 1,344,471 shares held by Providence Investments LLC. Mr. Johnson has sole voting and dispositive power with respect to securities held in the name of Providence Investments LLC.

EXECUTIVE COMPENSATION

Base salaries for each of our named executive officers were initially established based on arm’s-length negotiations with the applicable executive. Our Compensation Committee reviews our executive officers’ salaries annually. When negotiating or reviewing base salaries, the Compensation Committee expects to consider market competitiveness based on their market experience, the executive’s expected future contribution to our success and the relative salaries and responsibilities of our other executives. None of our Company’s continuing executive officers were employed by the Company during the most recent completed fiscal year.

Summary Compensation Table

The following table provides information regarding the compensation earned during fiscal 2015 and fiscal 2014 by our named executive officers and for periods prior to the Merger, the named executive officers of our predecessor, SBR:

Name and principal position	Fiscal Year	Salary ($)	Option awards ($)(a)	Total ($)
Michael T. Cullen	2015	90,000	140,000	230,000
Executive Chairman and	2014	70,000	–	70,000
Former President and
Chief Executive Officer(b)

David B. Kaysen	2015	77,955	–	78,000
President and
Chief Executive Officer(c)

Scott Kellen	2015	50,000	–	50,000
Chief Financial Officer(d)

Clifford F. McCurdy, III	2015	46,667	140,000	187,000
Former Chairman and	2014	105,000	–	105,000
Chief Executive Officer(e)

(a)

The values of option awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with FASB ASC 718. The assumptions used to determine the valuation of the awards are discussed in Note 9 to our consolidated financial statements, included in our annual report on Form 10-K for the fiscal year ended December 31, 2015.

(b)	Mr. Cullen resigned as President and Chief Executive Officer of SBR in June 2015.

(c)	Mr. Kaysen commenced employment with SBR in August 2015.

(d)	Mr. Kellen commenced employment with our Company’s in October 2015.

(e)	Mr. McCurdy resigned all positions with SBR in August 2015.

Outstanding Equity Awards as of December 31, 2015

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration Date
Michael T. Cullen	800,000	–	$0.32	3/5/2026
David B. Kaysen	–	–	–	–
Scott Kellen	–	–	–	–
Clifford F. McCurdy, III(a)	–	–	–	–

(a)	Mr. McCurdy resigned all positions with SBR in August 2015, as a result of which all outstanding equity awards expired on their terms in November 2015.

Employment Agreements

We are party to employment agreements with our Executive Chairman, President and Chief Executive Officer, and Chief Financial Officer (collectively, the “Executives”). In addition to the specific terms summarized below, each of the Executives is eligible to participate in the other compensation and benefit programs generally available to our employees, including our other executive officers. Each employment agreement also includes customary confidentiality, non-competition and non-solicitation covenants.

Executive Chairman

Under his employment agreement, Dr. Cullen is entitled to receive an initial annualized base salary equal to $384,000. Notwithstanding the foregoing, initially Dr. Cullen receives monthly cash payments of $7,500 and his remaining salary, equaling $24,500 per month, will be accrued and become payable after the completion of any transaction or series of related transactions involving the issuance of equity securities (including any securities that are convertible into or exercisable for equity securities) resulting in gross cash proceeds of $10,000,000 or more (a “Qualified Financing”).

Starting with the fiscal year ending December 31, 2016, Dr. Cullen is eligible for an annual performance-based cash bonus with a target amount equal to no less than 45% of his base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by the Board of Directors and Dr. Cullen’s continued employment with the Company through the end of the applicable cash bonus period.

President and Chief Executive Officer

Under his employment agreement, Mr. Kaysen is entitled to receive an initial annualized base salary equal to $420,000. Notwithstanding the foregoing, initially Mr. Kaysen will continue to serve as a part-time employee, pursuant to which he will receive monthly cash payments of $17,500. Upon and after completion of a Qualified Financing, Mr. Kaysen is expected to commence full-time employment and receive payments commensurate with his full salary.

Starting with the fiscal year ending December 31, 2016, Mr. Kaysen is eligible for an annual performance-based cash bonus with a target amount equal to no less than 60% of his base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by the Board of Directors and Mr. Kaysen’s continued employment with the Company through the end of the applicable cash bonus period. Mr. Kaysen is also eligible to receive cash bonuses of (i) $260,000 upon the completion of a Qualified Financing and (ii) $36,000 upon the completion of certain other objectives specified in his employment agreement.

Upon the completion of a Qualified Financing, Mr. Kaysen will also receive options to purchase an aggregate of 800,000 shares of our common stock at an exercise price to be established at the time of grant. Such options, when issued, are expected to be immediately vested and exercisable with respect to at least 500,000 shares, with the remainder vesting in increments of 100,000 additional shares on each of the six-, twelve-, and eighteen-month anniversaries of the grant date.

Chief Financial Officer

Under his employment agreement, Mr. Kellen is entitled to receive an initial annualized base salary equal to $240,000. Notwithstanding the foregoing, Mr. Kellen received a pro rata amount for October 2015, during which he served as a part-time employee.

Starting with the fiscal year ending December 31, 2016, Mr. Kellen is eligible for an annual performance-based cash bonus with a target amount equal to no less than 40% of his base salary. Payment of the bonus amount will be subject to achievement of metrics to be established by the Board of Directors and Mr. Kellen’s continued employment with the Company through the end of the applicable cash bonus period.

Upon the completion of a Qualified Financing, Mr. Kaysen will also receive options to purchase an aggregate of 300,0§00 shares of our common stock at an exercise price to be established at the time of grant. Such options, when issued, are expected to be immediately vested and exercisable with respect to at least 75,000 shares, with the remainder vesting in increments of 75,000 additional shares on each of the six-, twelve-, and eighteen-month anniversaries of the grant date.

Potential Payments Upon Termination or Change-in-Control

Under their respective employment agreements, if an Executives’ employment is terminated by us for any reason other than for “cause” (as defined in the applicable employment agreement) or by the Executive for “good reason” (as defined in the applicable employment agreement), then the Executive will be eligible to receive an amount equal to his respective annualized salary plus an amount equal to a prorated portion of his cash bonus target for the year in which the termination occurred, in addition to other amounts accrued on or before the date of termination. If any such termination occurs within six months prior or two year after a “change of control” (as defined in the applicable employment agreement), then Dr. Cullen and Mr. Kellen would instead receive an amount equal to his respective annualized salary, plus an amount equal to his full cash bonus target for the year in which the termination occurred. Upon a similar termination, Mr. Kaysen would receive an amount equal to 1.5 times his annualized salary, plus an amount equal to his full cash bonus target.

PROPOSAL 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Cherry Bekaert LLP to serve as our independent registered public accounting firm for fiscal 2016, and the Board of Directors is asking shareholders to ratify that selection. Although current law, rules and regulations, as well as the Audit Committee charter, require our independent registered public accounting firm to be supervised by the Audit Committee and recommended to the Board of Directors for appointment and, if necessary, removal, our Board of Directors considers the selection of an independent registered public accounting firm to be a matter of shareholder concern and considers this proposal to be an opportunity for shareholders to provide direct feedback.

Notwithstanding its selection of Cherry Bekaert LLP, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the committee believes that such a change would be in the best interests of our Company and its shareholders. If the appointment of Cherry Bekaert LLP is not ratified by our shareholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm.

As a result of the Merger, our Company was deemed to have changed its independent registered public accounting firm. Accordingly, on September 4, 2015, the Company’s Board of Directors effectively discharged Mantyla McReynolds LLP (“MMR”) as its independent registered public accounting firm. With the exception of a “going concern” modification, the report of MMR on the financial statements of the Company for its two most recent fiscal years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with MMR’s audit for the fiscal years ended December 31, 2013 and 2014, and through the date of dismissal, there were no disagreements with MMR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MMR would have caused them to make reference thereto in its report on the financial statements for such years.

During the two most recent fiscal years and through the date of dismissal, none of the events specified in Item 304(a)(1)(iv) of Regulation S-K have occurred, with the exception of material weaknesses identified in the Company’s internal control over financial reporting prior to the Merger.

On September 4, 2015, the Company retained Cherry Bekaert LLP to serve as its principal independent registered public accounting firm. During the two most recent fiscal years and to the date of this report, the Company has not consulted with Cherry Bekaert LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Cherry Bekaert LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto.

We previously provided MMR with a copy of the foregoing disclosure and requested that it furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from MMR was filed with the SEC as Exhibit 16.1 to a current report on Form 8-K filed September 11, 2015 (File No. 000-55242).

Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

Required Vote and Board Recommendation

Provided that a quorum is present, approval of this proposal will require the number of votes cast in favor to exceed the number of votes cast in opposition.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for 2016.

Fees

MMR served as our Company’s independent registered public accounting firm for the year ended December 31, 2014 and a portion of the year ended December 31, 2015. The following table presents the aggregate fees for professional services provided by MMR related to each period:

	Year Ended December 31,
	2014	2015
Audit Fees(a)	$32,500	$35,000
Audit-Related Fees	725	–
Tax Fees	500	–
Total	$33,725	$35,000

(a)	Reflects the fees approved by Sun BioPharma, Inc. and billed or to be billed by MMR with respect to services performed for the audit for the applicable fiscal year.

Cherry Bekaert LLP served as our independent registered public accounting firm for the year ended December 31, 2015. The following table presents the aggregate fees for professional services provided by Cherry Bekaert LLP related to 2015:

Year Ended December 31, 2015
Audit Fees(a)	$147,500
Total	$147,500

(a)	Reflects the fees approved by Sun BioPharma, Inc. and billed or to be billed by Cherry Bekaert LLP with respect to services performed for the audit for the applicable fiscal year.

“Audit Fees” consisted of fees for the audit of our annual consolidated financial statements, including audited consolidated financial statements presented in our annual report on Form 10-K, review of the consolidated financial statements presented in our quarterly reports on Form 10-Q, services rendered in connection with our Form 8-K in connection with our merger and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdiction.

“Audit-Related Fees” consisted of assurance and related services by MMR that were reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported above under “Audit Fees.”

“Tax Fees” consisted of professional services rendered by MMR or Cherry Bekaert LLP for tax compliance, tax advice and tax planning. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Pre-approval Policy

The Audit Committee has established a policy governing our use of the services of our independent registered public accountants. Under the policy, the Audit Committee is required to pre-approve all audit and permitted non-audit services performed by our independent registered public accountants in order to ensure that the provision of such services does not impair the public accountants’ independence. In 2015, all fees identified above under the captions “Audit Fees” that were billed by Cherry Bekaert LLP were approved by the Audit Committee in accordance with SEC requirements.

PROPOSAL 3:
CHANGE OF STATE OF INCORPORATION FROM UTAH TO DELAWARE

Our Board of Directors has unanimously approved a proposal to change our corporate domicile from the State of Utah to the State of Delaware through a merger (the “Reincorporation”). In proposing the Reincorporation, the proposed Delaware Certificate of Incorporation and the proposed Bylaws have been prepared to include provisions commonly maintained by publicly traded companies incorporated in Delaware to maximize management efficiency, maximize value for the Company under Delaware law, and preserve stockholder rights under Delaware law. We urge you to read carefully the following sections of this proxy statement, including the related appendices.

In preparing to change the Company’s domicile from Utah to Delaware, the Board of Directors considered all available methods, including transfer under applicable state law. Due to the provisions of the Company’s existing Articles of Incorporation and Bylaws, however, it was determined that transfer (as opposed to reincorporation by merger) would necessitate the approval of every shareholder, which would involve a more challenging and costly process than seeking general shareholder approval of this proposal.

No Change Will Be Made in the Name, Business, or Physical Location of the Company

The Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature. The Reincorporation will NOT result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. The current directors of the Company will continue as directors of the surviving corporation. All employee benefit plans of the Company will be continued by the surviving corporation. The Company’s other employee benefit arrangements will also be continued by the surviving corporation upon the terms and subject to the conditions in effect prior to the Reincorporation.

Reasons for the Reincorporation

Our Board of Directors believes that there are significant advantages to the Company that will arise as a result of a change of domicile to Delaware. Further, our Board of Directors believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation. The Board of Directors believes that there are several reasons why a reincorporation in Delaware is in the best interests of Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

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Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in similar manner. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

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Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. We believe that our shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

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Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Utah law. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable the surviving corporation to compete more effectively with other public companies in attracting and retaining new directors.

The Company has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which we compete. In the view of the Board and the management, this results in the Company facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules, and NASDAQ rules place a premium on publicly-traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

The Company has experienced difficulty in attracting and retaining experienced, qualified directors, as competition for qualified, independent directors increases, it is reasonable to expect that directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance the Company’s ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of the Company. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable the Company to compete more effectively with other public companies, many of which are already incorporated in Delaware, to retain the Company’s current directors and attract and retain new directors.

Effecting the Reincorporation

The following discussion is qualified by reference to the text of the proposed forms of Certificate of Incorporation, Bylaws, and Agreement and Plan of Merger (the “Merger Agreement”), copies of which are attached to this Information Statement as Appendices A, B, and C, respectively.

The Company’s capital stock currently consists of 100,000,000 authorized shares of common stock, $0.001 par value, of which           shares were issued and outstanding as of              , 2016, and 10,000,000 authorized shares of preferred stock, $0.001 par value, none of which were issued as of that date. If Proposal 6 is approved, the Company’s capital stock will increase to 200,000,000 authorized shares of common stock and 20,000,000 authorized shares of preferred stock, with the par values and outstanding shares remaining unchanged.

If the Reincorporation is completed, then the surviving corporation would have the same number of authorized and outstanding shares of common stock that our Company had authorized and outstanding immediately prior to the effective date of the reincorporation.

The Reincorporation will be effected by merging our Company into SBR. Pursuant to the Merger Agreement, upon the effective date of the Reincorporation, (1) each outstanding share of our common stock will be automatically converted into one share of the surviving corporation’s common stock; and (2) each outstanding option or warrant to purchase our common stock will automatically be assumed by the surviving corporation, and it will represent an option or warrant to acquire shares of the surviving corporation’s common stock on a one-to-one basis at an exercise price equal to the exercise price of the existing Company option or warrant.

Each certificate representing issued and outstanding shares of the Company common stock will represent the same number of shares of common stock of the surviving corporation, into which such shares are converted by virtue of the Merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the Board of Directors, management, and affiliated shareholders in connection with the Reincorporation may not be the same as those of unaffiliated shareholders. For a comparison of shareholders’ rights and the powers of management under Delaware and Utah law, see the following descriptions of “Significant Difference in the Charters and Bylaws of the Company and the Surviving Corporation” and “Comparison of Shareholder Rights Before and After the Reincorporation.”

Significant Differences in the Charters and Bylaws of the Company and the Surviving Corporation

With certain exceptions, the provisions of the proposed Delaware Certificate of Incorporation and Bylaws are similar to those of the Company’s current Articles of Incorporation and Bylaws, as amended and restated. The Reincorporation would include the implementation of certain provisions in the Delaware Certificate of Incorporation and Bylaws that may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions. These provisions may have anti-takeover implications.

Approval by the shareholders of the Reincorporation will constitute an approval of the inclusion in the Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation without further shareholder approval. Additional changes could be implemented by amendment of the Bylaws of the surviving corporation without shareholder approval. For a discussion of such changes, see “Comparison of Shareholder Rights Before and After the Reincorporation.” The discussion of the Certificate of Incorporation and Bylaws of the surviving corporation in this proxy statement is qualified by reference to Appendices A and B, attached hereto.

Comparison of Shareholder Rights Before and After the Reincorporation

There are certain differences between the rights of our shareholders under:

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the Delaware General Corporation Law (the “DGCL”), the proposed Delaware Certificate of Incorporation (the “Delaware Certificate”) and the proposed Bylaws of the surviving corporation (the “Delaware Bylaws”) (collectively, such rights, the “Delaware Rights” ); and

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the Utah Revised Business Corporation Act (the “URBCA”) and the Company’s current Articles of Incorporation (“Utah Articles”) and its current Bylaws (“Utah Bylaws”) (collectively, such rights, the “Utah Rights”).

Set forth below is a table that summarizes some significant differences in the Delaware Rights and the Utah Rights. Once the Merger becomes effective, the Delaware Certificate and the Delaware Bylaws would become the certificate of incorporation and bylaws of the surviving corporation. The table below is not intended to be a complete description of the differences, and is qualified by reference to the URBCA, the DGCL, the Utah Articles and Utah Bylaws, and the Delaware Certificate, attached as Appendix A, and the Delaware Bylaws, attached as Appendix B. In addition to the differences identified below, the Delaware Rights include certain technical differences from the Utah Rights that represent, in the opinion of the Board of Directors, insignificant differences between Delaware law and Utah law.

The discussion below discusses the Utah Rights as they currently exist and the Delaware Rights as they would exist if the Reincorporation is approved. The discussion does not refer to such rights as they could be amended or by other factors not in existence or contemplated by the Board of Directors. Such amendments could include, among other things, cumulative voting or changes from, or back to, default rules in the statute. Other factors not in existence or contemplated include the issuance of Preferred Stock. Other than as disclosed in Proposals 5 and 6 in this proxy statement, none of these amendments or other factors is currently contemplated by the Board of Directors.

SBR was originally incorporated under the laws of Delaware under the name “Sun BioPharma, Inc.” in 2011, and changed its name to “Sun BioPharma Research, Inc.” to avoid confusion with our Company when it became a wholly owned subsidiary of our Company pursuant to the Merger in September 2014. The address and phone number of SBR are the same as the address and phone number of our Company. As of the date and time immediately prior to the effective date of the Reincorporation, SBR’s assets and liabilities and business will constitute substantially all of the material assets and liabilities and business of our Company.

As discussed in “Principal Reasons for the Reincorporation,” management believes that reincorporation in Delaware is beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Utah corporate law. Management also believes that potential investors and other parties that may enter into contracts with the Company are more familiar with Delaware corporate law. As a result, a reincorporation in Delaware may facilitate future transactions by the Company with third parties.

	Sun BioPharma, Inc. (the current Utah corporation)	Sun BioPharma, Inc. (the proposed Delaware corporation)
Par Value; Surplus; Capital	All shares of common and preferred stock of the Company have a par value of $0.001 per share. The concepts of surplus and capital do not exist under Utah law.	All shares of common stock of the surviving corporation would retain a par value of $0.001 per share. The concepts of surplus and capital are recognized under Delaware law.

Action by Shareholders Without a Meeting

Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the Company within 60 days after the earliest dated consent delivered to the Company, and (ii) prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to the Company. Unlike Delaware law, Utah law requires that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent.

Delaware law permits stockholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of stockholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to the surviving corporation within 60 days after the earliest dated consent delivered by the surviving corporation, and prompt notice of the action by written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of stockholders cannot become effective until at least 10 days after notice of such actions has been furnished to all stockholders who did not sign the written consent.

Special Meetings of Shareholders

The Utah Bylaws permit special meetings of the shareholders to be called at any time by the president, or by board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all the shares entitled to vote at the meeting.

The Delaware Bylaws permit special meetings of the shareholders to be called at any time by the board of directors, the chairman of the board, or the CEO only. Special meetings may not be called by the shareholders.

Removal of Directors

Utah law provides that any director may be removed, with or without cause, by the shareholders but only at a meeting called for that purpose if notice has been given that a purpose of the meeting is removal.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, stockholders may effect such removal only for cause. The Delaware Certificate provides that a director may only be removed for cause and only by the affirmative vote of 75% or more of the shares entitled to vote at an election of directors.

Indemnification

Utah law provides that, unless limited by the articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which s/he was a party because s/he is or was a director of the corporation, against reasonable expenses incurred by the director in connection with the proceeding or claim with respect to which s/he has been successful. Under Utah law and the Utah Bylaws, the Company has the power, but not an obligation, to indemnify any director, officer, employee or agent of the Company who was or is a party or is threatened to be made a party to a proceeding if s/he acted in good faith and in a manner s/he reasonably believed to be in, or not opposed to, the Company’s best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Under the Utah Articles, the directors, officers, employees and agents of the Company shall be indemnified to the fullest extent permitted by Utah law. Under Utah law and the Utah Bylaws, in connection with a proceeding by or in the right of the Company (a derivative action), indemnification is limited to reasonable expenses incurred in connection with the proceeding.

Delaware law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to a proceeding the person is or was a director, officer, employee or agent of the corporation amounts reasonably incurred by the person in connection with such proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The Delaware Certificate of Incorporation and Bylaws provide that directors and officers of the surviving corporation would be indemnified to the fullest extent permitted by Delaware law. The Delaware Bylaws contain the following provision not currently contained in the Utah Bylaws: mandatory reimbursement of expenses of a director or officer, upon receipt of an undertaking by such director to repay all amounts advanced if such director is ultimately determined not to be entitled to indemnification.

Elimination of Directors’ Liability for Monetary Damages

Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (i) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law. The Utah Articles and Utah Bylaws contain such a provision.

Delaware law permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duties as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payment of a dividend or a stock repurchase or redemption in violation of Delaware law or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains a provision eliminating the personal liability of directors to the fullest extent permitted by law.

Record Date

The Utah Bylaws provide that, with respect to all actions requiring the fixing of a record date, the record date may be fixed by the board of directors in advance not more than 70 days before the meeting or action requiring a determination of shareholders.

The Delaware Bylaws provide that, with respect to all actions requiring the fixing of a record date; the record date may be fixed by the board of directors in advance not more than 60 days nor less than ten days before the date of any a meeting, nor more than 60 days prior to any other action.

Amendment to the Articles (Certificate) of Incorporation

Amendments to the Utah Articles (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.

Under Delaware law, stockholders are not entitled to enact, without any action taken by the board of directors, an amendment to the Delaware Certificate. Amendments to the Delaware Certificate generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

Amendment to the By-laws

The Utah Bylaws provide that the board of directors or the shareholders may amend the bylaws, except that the board of directors cannot amend a bylaw that fixes a shareholder quorum or voting requirement that is greater than required by Utah law.

The Delaware Certificate and Delaware Bylaws provide that the board of directors may amend the bylaws at any time, but the shareholders may only do so with the affirmative vote of at least 66.67% of the voting power of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

Advance Notice Bylaws	Unlike the Delaware Bylaws, the Utah Bylaws do not contain an advance notice provision.

Under Delaware law, a corporation may adopt an advance notice bylaw provision that provides that a stockholder entitled to vote at the meeting may nominate a person for election as a director or may propose other business to be conducted at such a meeting only if advance written notice of such director nomination or stockholder proposal is given. Under the Delaware Bylaws, written notice of such stockholders’ intent to make such nomination or to propose such other business at an annual meeting of stockholders generally must be received by the corporation’s secretary not later than 90 days, nor earlier than 120 days, prior to the first anniversary date of the preceding year’s annual meeting. Any stockholder wishing to nominate a person as director or to propose such other business must submit certain information as set forth in the Delaware Bylaws.

Dissolution

Under Utah law, the board of directors of the Company may submit a proposal of voluntary dissolution of the Company to the shareholders entitled to vote thereon. The board of directors must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders.

The surviving corporation would be subject to the same voting requirement with respect to a dissolution; however, if the board of directors does not initially approve the dissolution, then the stockholder vote required for the dissolution is a unanimous written consent of all stockholders entitled to vote thereon.

Dividends

Utah law provides that the payment of dividends and other distributions is generally permissible unless, after giving effect to the dividend or distribution, the Company would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the Company would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution are superior than those of the shareholders receiving the dividend. Because Utah law dispenses with the statutory definitions of capital and surplus, the above limitation is the only limitation with respect to the declaration of dividends by the board of directors of the Company.

Delaware law provides the same provision with respect to declaration of dividends as Utah law. However, unlike in Utah, the concepts of capital and surplus are retained in Delaware. Delaware law defines surplus as the excess of the net assets of the corporation over its capital. Unless the corporation’s board of directors determines otherwise, the capital of the corporation is equal to the aggregate par value of the issued shares of stock having par value. Therefore, Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year.

Corporate Records (Form of Records)

Under Utah law, the Company is required to keep, as permanent records, minutes of all meetings of the shareholders and the board of directors of the Company, a record of all actions taken by the shareholders or the board of directors without a meeting, a record of all actions taken by a committee of the board of directors, and a record of all waivers of notices of meetings of shareholders and of the board of directors or any committee of the board of directors. In addition, Utah law requires the Company to keep specific records at its principal office, including the Utah Articles, the Utah Bylaws, the minutes of all shareholders’ meetings, records of all action taken by shareholders without a meeting for the past three years, a list of the names and business addresses of its current officers and directors, its most recent annual report to the Utah Division of Corporations and Commercial Code, and all financial statements prepared for periods ending during the last 3 years.

Delaware law does not require that a corporation keep any specific records at any particular place or for a specific period of time. The Delaware Bylaws, however, generally require the board of directors to keep records of minutes of meetings of the board and shareholders, appropriate books and registers and such books of record and accounts as may be necessary for the proper conduct of the business of the Corporation, and all such records can be kept at the principal office of the Corporation, or at any other place.

Examination of Books and Records

Under Utah law, any record or beneficial shareholder of the Company may, upon five business days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five business days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Company, provided that the demand is made in good faith and for a proper purpose reasonably related to such person’s interests as a shareholder.

The inspection rights of the stockholders of a Delaware corporation are the same as under Utah law, except that if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Delaware Court of Chancery for an order to compel such inspection.

Dissenters’ (Appraisal) Rights

Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the Company. Dissenters’ rights in Utah are available to both record holders and beneficial holders.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, stockholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders.

Control Shares Acquisition Act

As an anti-takeover mechanism, Utah law provides that “control shares” of an “issuing public corporation” acquired in a “control share acquisition” shall have the same rights as they had before such acquisition only to the extent granted by resolution approved by the shareholders, excluding all interested shares. “Control shares” are those that, when combined with all other voting shares held by the shareholder, would entitle the holder to vote in the election of directors within any of the following ranges of voting power: (i) 1/5 or more but less than 1/3 of all voting power; (ii) 1/3 or more but less than a majority of all voting power; or (iii) a majority or more of all voting power. An “issuing public corporation” is defined as a Utah corporation with (i) 100 or more shareholders; (ii) its principal place of business, its principal office, or substantial assets within the state; and (iii) (a) more than 10% of its shareholders resident in Utah; (b) more than 10% of its shares owned by Utah residents; or (c) 10,000 shareholders resident in the state.

Delaware does not have an analogous “control shares acquisition” statute.

Reacquisition of Stock by the Corporation	Under Utah law and the Company’s Bylaws the Company may acquire its own shares, and, except in certain circumstances, such shares will constitute authorized but unissued shares.

Delaware law requires that (i) all repurchases of shares by a corporation generally be made of out of surplus, and (ii) a purchase of shares redeemable at the option of the corporation not be made for more than the price at which the shares may then be redeemed. Shares of stock issued by the surviving corporation as fully paid, and afterwards reacquired by the surviving corporation, would have the status of “treasury shares” if the board of directors does not, by resolution, retire the shares reacquired. Treasury shares that have a par value may be resold at any price fixed by the board of directors.

Accounting Treatment of the Reincorporation

The Merger being proposed solely for the purpose of changing the legal domicile of the Company and, as such, is not expected to have any accounting impact and we do not expect to change how our financial statements have historically been presented.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be the filing of Articles of Merger with the Utah Department of Commerce, Division of Corporations and Commercial Code, and the filing of a Certificate of Merger with the Secretary of State of the State of Delaware.

Securities Act Consequences

The shares of common stock of the surviving corporation to be issued upon conversion of shares of the Company common stock in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In this regard, we are relying on Rule 145(a)(2) under the Securities Act (“Rule 145”), which provides that a merger that has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, the surviving corporation will remain a publicly held company, its common stock will continue to be qualified for quotation on the over-the-counter markets, and it will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same types of information that our Company has previously filed and provided.

Holders of shares of the Company common stock that are freely tradable before the Reincorporation will continue to have freely tradable shares of the surviving corporation’s common stock. Shareholders holding so-called restricted shares of Company common stock will have shares of the surviving corporation’s common stock that are subject to the same restrictions on transfer as those to which their shares of the Company common stock were subject, and their stock certificates, if surrendered for replacement certificates representing shares of the surviving corporation’s common stock, would bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares of the surviving corporation’s common stock on the date they acquired their shares of common stock of the Company.

Certain Federal Income Tax Consequences

The following summary describes certain United States federal income tax considerations relevant to the Reincorporation. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations, rulings, administrative pronouncements, and judicial decisions as of the date hereof, all of which may be revoked or modified, possibly retroactively, so as to result in federal income tax consequences different from those described below. The Company does not intend to request a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reincorporation. This summary does not address all aspects of federal income taxation that may be relevant to the Reincorporation, nor does this summary address the effect of any applicable foreign, state, local or other tax laws. This summary also does not address the federal income tax consequences of the Reincorporation to shareholders who are subject to special tax rules, such as shareholders who are non-United States persons, financial institutions, dealers in securities, insurance companies, tax-exempt entities, regulated investment companies, pass-through entities, persons who have a functional currency other than the dollar, or persons who hold Company stock other than as a capital asset.

The Company believes that, for federal income tax purposes, the Reincorporation would be treated as a tax-free reorganization under section 368 of the Code. No gain or loss would be recognized by the holders of the common stock of the Company as a result of the consummation of the Reincorporation and no gain or loss would be recognized by the Company or the surviving corporation. In addition, the Company believes that each former holder of common stock of the Company would have the same basis in the common stock of the surviving corporation received by such person pursuant to the Reincorporation as such holder had in the common stock of the Company held by such person immediately prior to the consummation of the Reincorporation, and such person’s holding period with respect to such common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of the Company, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation. Shareholders may be required to file a statement with their tax return containing certain information regarding the Reincorporation.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

Dissenters’ Rights as to Reincorporation

Shareholders of the Company of record on the Record Date,              , 2016, will have dissenters’ rights under the URBCA as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in sections 16-10(a)-1301-1331 of the URBCA. A copy of these sections is attached hereto as Appendix D to this proxy statement. The material requirements for a shareholder to properly exercise his or her dissenter’s rights are summarized below. However, these provisions are very technical in nature, and shareholders are encouraged to carefully read and understand the actual statutory provisions governing the assertion of such rights.

Requirements for Exercising Dissenters’ Rights

Under the URBCA, dissenters’ rights will be available only to those shareholders of the Company who (i) object to the proposed Reincorporation in writing prior to the Effective date of the Merger; and (ii) did not consent in writing to the proposed Reincorporation.

TO BE ENTITLED TO PAYMENT IN CONNECTION WITH THE EXERCISE OF DISSENTERS’ RIGHTS, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY WITHIN 30 DAYS OF THE DATE OF MAILING HEREOF A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT CONSENT IN WRITING TO THE PROPOSED REINCORPORATION; PROVIDED, THAT SUCH DEMAND SHALL BE OF NO FORCE AND EFFECT IF THE PROPOSED REINCORPORATION IS NOT EFFECTED.

The notice must be submitted to the Company at 712 Vista Blvd. #305, Waconia, MN 55387, Attention: Chief Executive Officer, and must be received by the 30th day following the date of the mailing hereof.

Any shareholder contemplating the exercise of these dissenter’s rights should review carefully the provisions of Sections 16-10(a)-1301et. seq. of the URBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTER’S RIGHTS WILL BE LOST IF THESE PROCEDURAL REQUIREMENTS ARE NOT FULLY AND PRECISELY SATISFIED. A SUMMARY OF THE STATUTORY PROCEDURE TO PERFECT YOUR DISSENTER’S RIGHTS IS SET FORTH BELOW, AND A COPY OF SECTIONS 16-10(a)-1301 ET. SEQ. OF THE URBCA IS ATTACHED AS APPENDIX D.

Procedure for Exercising Dissenters’ Rights

Shareholders have 30 days to make their payment demands or lose such rights. If required in the notice of dissenters’ rights each dissenting shareholder must also certify whether or not he or she acquired beneficial ownership of such shares before or after the date of the first announcement to the public of the proposed Reincorporation. Upon receipt of each demand for payment, the Company will pay each dissenting shareholder the amount that the Company estimates to be the fair value of such shareholder’s shares, plus interest from the date of the completion of the Reincorporation to the date of payment. With respect to any dissenting shareholder who does not certify that he or she acquired beneficial ownership of the shares prior to the first public announcement of the transaction, the Company may, instead of making payment, offer such payment if the dissenter agrees to accept it in full satisfaction of his or her demand. “Fair Value” means the market value of the shares immediately before the effectuation of the Reincorporation, excluding any appreciation or depreciation in anticipation of such events.

Any dissenter who does not wish to accept the initial payment or offer made by the Company in response to the dissenter’s exercise of rights must notify the Company in writing of his or her own estimate of the fair value of the shares within 30 days after the date the Company makes or offers payment. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT ESTIMATED BY THE COMPANY. If the dissenting shareholder and the Company are unable to agree on the fair value of the shares, then the Company will commence a proceeding with the Utah courts within 60 days after receiving the dissenter’s notice of his or her own estimate of fair value. If the Company does not commence such a proceeding within the 60-day period, it must pay each dissenter whose demand remains unresolved the amount demanded by such dissenter.

If a proceeding is commenced, the court will determine the fair value of the shares and may appoint one or more appraisers to help determine such value. All dissenting shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against the Company for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) to the date of payment. The costs of the court proceeding, including the fees and expenses of any appraisers, will be assessed against the Company unless the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment at a higher amount than that offered by the Company. Both the Company and the dissenters must bear their own respective legal fees and expenses, unless the court requires one party to pay such legal fees and expenses because of the conduct of such party.

The loss or forfeiture of dissenter’s rights simply means the loss of the right to receive a cash payment from the Company in exchange for shares. In such event the shareholder would still hold the appropriate number of shares of the Company.

Required Vote and Board Recommendation

Provided a quorum is present, approval of this proposal requires the number of votes cast in favor to exceed the number of votes cast in opposition.

The Board of Directors unanimously recommends that you vote “FOR” changing the Company’s state of incorporation from Utah to Delaware.

PROPOSAL 4:
APPROVE 2016 OMNIBUS INCENTIVE PLAN

Introduction

On March 3, 2016, our Board of Directors, upon recommendation of the Compensation Committee (as used in this section of this proxy statement, the “Committee”), approved the Sun BioPharma, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), subject to shareholder approval. The purpose of the 2016 Plan is to provide long-term incentives to persons with responsibility for success and growth at our Company. The 2016 Plan authorizes the issuance of up to 15,000,000 shares of our common stock pursuant to awards granted thereunder. As provided in the 2016 Plan, we will cease making awards under the Sun BioPharma, Inc. 2011 Equity Incentive Plan (the “2011 Plan”) upon shareholder approval of the 2016 Plan.

Key Features of the 2016 Plan

Our Board of Directors believes that equity-based incentives are an important part of total compensation for our executives as well as for employees and our non-employee directors and aligns their interests with the interests of our shareholders. We believe that shareholders should approve this new plan for the following reasons:

●

No Repricing, Replacement or Repurchase of Underwater Options or Stock Appreciation Rights. The 2016 Plan prohibits, without shareholder approval, actions to reprice, replace or repurchase options or stock appreciation rights (“SARs”) when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.

●

No In-the-Money Option or SAR Grants. The 2016 Plan prohibits the grant of options or SARs with an exercise price less than the fair market value of our common stock on the date of grant (except in the limited case of “substitute awards” as described below).

●

Minimum Vesting Period for Full Value Awards. For equity awards other than options and SARs (referred to as “full value awards”), a minimum vesting period of three years is prescribed for awards subject only to service-based vesting conditions and one year for awards subject to performance-based vesting conditions, subject only to limited exceptions.

●

No Liberal Share Counting. Shares delivered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with option awards and SARs, shares that we repurchase using option exercise proceeds, and shares subject to a SAR that are not issued in connection with the stock settlement of that award upon its exercise may not be used again for new grants.

●

Dividend Equivalents Subject to Performance Conditions. Dividends and dividend equivalents payable with respect to the unvested portion of full value awards whose vesting is subject to the satisfaction of performance conditions will be subject to the same restrictions as the underlying shares or units.

●	No Liberal Definition of “Change in Control.” No change in control would be triggered solely because of shareholder approval of a business combination transaction.

●

Double Trigger Accelerated Vesting Following a Change in Control. The 2016 Plan provides that if outstanding awards are continued, assumed or replaced in connection with a change in control that constitutes a corporate transaction, then accelerated vesting of an award will occur only if employment is terminated involuntarily (other than for “cause”) within 12 months of the change of control.

The descriptions set forth below are in all respects qualified by the terms of the 2016 Plan, which is attached to this Proxy Statement as Appendix E.

Purpose

The purpose of the 2016 Plan is to promote the interests of our Company and our shareholders by providing key personnel of our Company and our affiliates with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of our Company and our affiliates. In addition, the opportunity to acquire a proprietary interest in our Company will aid in attracting and retaining key personnel of outstanding ability. The 2016 Plan is also intended to provide non-employee directors of the Company with an opportunity to acquire a proprietary interest in the Company, to compensate non-employee directors for their contributions to the Company and to aid in attracting and retaining non-employee directors.

Administration

The 2016 Plan, if approved by shareholders, will be administered by the Committee. The Committee has the authority to adopt, revise and waive rules relating to the 2016 Plan and to determine the timing and identity of participants, the amount of any awards and other terms and conditions of awards. The Committee may delegate its responsibilities under the 2016 Plan to one or more of its members or to one or more directors or executive officers of the Company with respect to the selection and grants of awards to employees of the Company who are not deemed to be officers, directors or 10% shareholders of the Company under applicable Federal securities laws. The Board of Directors will perform the duties and have the responsibilities of the Committee with respect to awards made to non-employee directors. We will cease making awards under the 2011 Plan upon shareholder approval of the 2016 Plan.

Eligibility

All employees of our Company and our affiliates, non-employee directors of our Company and any consultant or advisor who is a natural person and provides services to us or our affiliates are eligible to receive awards under the 2016 Plan at the discretion of the Committee or the Board, as applicable. No awards may be granted under the 2016 Plan in conjunction with a capital-raising transaction or the promotion or maintenance of a market for our securities. Incentive stock options under the 2016 Plan may be awarded to employees of the Company. As of              , 2016, there were approximately       total employees and non-employee directors. Such employees, directors and others who currently or may in the future provide services to us and our affiliates may be considered for the grant of awards under the 2016 Plan at the discretion of the Committee or the Board, as applicable.

Shares Available

The total number of shares of Company Common Stock available for distribution under the 2016 Plan is 15,000,000, subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. The shares of our Common Stock covered by the 2016 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.

Any shares subject to an award under the 2016 Plan that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements, settled for cash or otherwise terminated without payment being made thereunder shall, to the extent of such expiration, forfeiture, cancellation, return, cash settlement or termination, will remain in the pool of shares available for grant under the 2016 Plan. The following shares will, however, continue to be charged against the foregoing maximum share limitations and will not again become available for grant: (i) shares tendered by the participant or withheld by us in payment of the purchase price of an Option, (ii) shares tendered by the participant or withheld by us to satisfy any tax withholding obligation with respect to an Award, (iii) shares subject to a SAR that are not issued in connection with the settlement of the SAR upon its exercise and (iv) shares repurchased by us with proceeds received from the exercise of a stock option issued under the 2016 Plan or the Prior Plans.

Types of Awards

The 2016 Plan allows us to grant stock options, SARs, restricted stock, restricted stock units and other stock-based awards. The Committee may provide that the vesting or payment of any award will be subject to the attainment of certain performance objectives established by the Committee, in addition to completion by the plan participant of a specified period of service. The Committee may amend the terms of any award previously granted, but no amendment may materially impair the rights of any participant with respect to an outstanding award without the participant’s consent, unless such amendment is necessary to comply with applicable laws or stock exchange rules.

Stock Options

Stock options granted under the 2016 Plan may be either incentive stock options (“ISOs”), which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or its successor, or non-statutory stock options (“NSOs”). Options will vest as determined by the Committee, subject to statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that by vest in a single year. The exercise price of options may not be less than the fair market value of our Common Stock on the date of grant, which, if our shares or not readily tradable on an established securities market will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The exercise price must be paid in full at the time of exercise and may be paid in cash or such other manner as permitted by the Committee, including by withholding shares issuable upon exercise or by delivery of shares already owned by a participant. Although not necessarily indicative of fair market value, the most recent sale price of a share of our common stock on the over the counter markets, which sale occurred on February 25, 2016, was $5.40 per share.

Stock Appreciation Rights

SARs provide for payment to the participant of all or a portion of the excess of the fair market value of a specified number of shares of our Common Stock on the date of exercise over a specified exercise price, which may not be less than the fair market value of our Common Stock on the date of grant. Payment may be made in cash or shares of our Common Stock or a combination of both, as determined by the Committee.

Restricted Stock

Restricted stock awards are awards of shares of our Common Stock that are subject to vesting conditions, and the corresponding lapse or waiver of forfeiture conditions and other restrictions, based on such factors and occurring over such period of time as the Committee may determine.

Restricted Stock Units

Restricted stock units provide a participant with the right to receive, in cash or shares of our Common Stock or a combination of both, the fair market value of a specified number of shares of our Common Stock, and will be subject to such vesting and forfeiture conditions and other restrictions as the Committee determines.

Other Stock-Based Awards

The Committee may grant other awards under the 2016 Plan that are valued by reference to and/or payable in whole or in part in shares of our Common Stock.

Cash Incentive Awards

Cash incentive awards permit a participant to receive cash or other forms of awards upon the satisfaction of one or more performance goals over a specified performance cycle as determined by the Committee.

Terms of Awards and Plan Provisions

Performance-Based Compensation

For purposes of any 2016 Plan awards (other than stock options and SARs) that are intended to qualify as performance-based compensation for Section 162(m) purposes, the lapsing of restrictions, vesting and payment of such awards, as applicable, will be subject to the achievement of one or more performance goals over a specified performance period, all as determined by the Committee. The vesting and exercisability of stock options and SARs need not be made subject to the achievement of one or more performance goals in order to be considered performance-based compensation for purposes of Code Section 162(m). The performance measures upon which such performance goals may be based shall be limited to one or a combination of two or more of the following business criteria: revenue or net sales; gross profit; operating profit; net income; earnings before one or more of interest, taxes, depreciation, amortization and other adjustments; profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on investment and return on revenues or gross profit) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenues or gross profit; cash flow; market share; margins (including one or more of gross, operating and net earnings margins); stock price; total shareholder return; asset quality; non-performing assets; operating assets; operating expenses; balance of cash, cash equivalents and marketable securities; improvement in or attainment of expense levels or cost savings; operating asset turnover; accounts receivable levels (including measured in terms of days sales outstanding); economic value added; improvement in or attainment of working capital levels; employee retention; customer satisfaction; implementation or completion of critical projects; and growth in customer base.

Any performance goal utilized may be expressed in absolute amounts, on a per share basis, relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate or business performance criteria. The Committee will specify the manner of calculating the performance goals it establishes for any performance period. The Committee will select the applicable performance measures and establish the corresponding performance goals for any performance period, and certify any amount payable in connection with an award intended to qualify as performance-based compensation, within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with such an award.

Maximum Award Amounts

The aggregate number of shares that may be subject to certain awards during any calendar year to any one participant under the 2016 Plan shall not exceed 1,000,000 shares with respect to stock options, SARs and other awards intended to qualify as performance-based compensation for Section 162(m) purposes. The maximum amount payable with respect to any cash incentive awards and awards other than stock options and SARs denominated in cash that are granted to any one participant in any calendar year may not exceed $1 million.

Substitute Awards

Awards may be granted under the 2016 Plan in substitution for awards granted by another entity acquired by our company or with which our company combines. The terms and conditions of these substitute awards will be comparable to the terms of the awards replaced, and may therefore differ from the terms and conditions otherwise set forth in the 2016 Plan. Shares subject to substitute awards will not count against the 2016 Plan share reserve.

Repricing of Awards

The Committee may not reduce the exercise price of stock options or SARs granted under the 2016 Plan, exchange outstanding stock options or SARs with new stock options or SARs with a lower exercise price or a new full value award, repurchase underwater stock options or SARs or take any other action that would constitute a “repricing,” unless such action is first approved by our shareholders.

Transferability of Awards

Except as noted below, during the lifetime of a person to whom an award is granted, only that person, or that person’s legal representative, may exercise an option or SAR, or receive payment with respect to performance units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a successor in the event of a participant’s death or pursuant to a qualified domestic relations order. However, the Committee may provide that awards, other than incentive stock options, may be transferable to members of the participant’s immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer.

Termination of Service

Unless otherwise provided in an award agreement, upon termination of a participant’s service with us, all unvested and unexercisable portions of the participant’s outstanding awards will immediately be forfeited. If a participant’s service with us terminates other than for cause (as defined in the 2016 Plan), death or disability, the vested and exercisable portions of the participant’s outstanding stock options and SARs generally will remain exercisable for 90 days after termination. If a participant’s service terminates due to death or disability, the vested and exercisable portions of the participant’s outstanding stock options and SARs generally will remain exercisable for one year after termination. Upon termination for cause, all unexercised stock options and SARs will be forfeited.

Withholding

The 2016 Plan permits us to withhold from cash awards, and to require a participant receiving Common Stock under the 2016 Plan to pay us in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender of shares then owned by the participant.

Change in Control

If a change in control (as defined in the 2016 Plan) that involves a corporate transaction (as defined in the 2016 Plan) occurs and any outstanding award is continued, assumed or replaced by our Company or the surviving or successor entity in connection with such change in control, and if within 12 months after the change in control a participant’s employment or other service is terminated without cause or with good reason (as defined in the 2016 Plan), then (i) each of the participant’s outstanding options and SARs will become exercisable in full, and (ii) each of the participant’s unvested full value awards will fully vest. If any outstanding award is not continued, assumed or replaced in connection with such change in control, then the same consequences as specified in the previous sentence will occur in connection with a change in control unless and to the extent the Committee elects to terminate such award in exchange for a payment in an amount equal to the intrinsic value of the award (or, if there is no intrinsic value, the award may be terminated without payment). The Committee may, in its discretion, take such other action as it deems appropriate with respect to outstanding awards for a change in control not involving a corporate transaction or may generally provide for different circumstances upon any change in control in an individual award agreement.

If any payments or benefits provided under the 2016 Plan taken together with other payments an individual may receive in connection with a change in control may constitute a “parachute payment” under Code Section 280G, such payments or benefits may be reduced to provide the individual with the best after-tax result. Specifically, the individual will receive either a reduced amount so that the excise tax imposed under Code Section 4999 is not triggered, or the individual will receive the full amount of the payments and benefits and then be liable for any excise tax.

Adjustment of Awards

In the event of an equity restructuring, such as a stock dividend or stock split, that affects the per share value of our Common Stock, the Committee will make appropriate adjustment to: (i) the number and kind of securities reserved for issuance under the 2016 Plan, (ii) the number and kind of securities subject to outstanding awards under the 2016 Plan, (iii) the exercise price of outstanding options and SARs, and (iv) any maximum limitations prescribed by the 2016 Plan as to grants of certain types of awards. The Committee may also make similar adjustments in the event of any other change in our company’s capitalization, including a merger, consolidation, reorganization or liquidation.

Amendment and Termination

The 2016 Plan has a term of ten years from its effective date, or the earlier termination of the 2016 Plan by our Board of Directors. Our Board may amend the 2016 Plan at any time, but no amendment may materially impair the rights of any participant with respect to outstanding awards without the participant’s consent. Shareholder approval of any amendment of the 2016 Plan will be obtained if required by applicable law or the rules of the Nasdaq Stock Market. Awards that are outstanding on the 2016 Plan’s termination date will remain in effect in accordance with the terms of the 2016 Plan and the applicable award agreements.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2016 Plan that were subject to shareholder approval. In addition, the Committee will determine the number and types of awards that will be granted under the 2016 Plan. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2016 Plan is approved by our shareholders.

Required Vote and Board Recommendation

Provided a quorum is present, approval of this proposal requires the number of votes cast in favor to exceed the number of votes cast in opposition.

The Board of Directors unanimously recommends that you vote “FOR” approval of the 2016 Plan.

PROPOSAL 5:
AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON AND PREFERRED STOCK

Introduction

On March 3, 2016, the Board adopted, subject to shareholder approval, an amendment to Article III of our Amended and Restated Articles of Incorporation (“Amendment A”) to increase the number of authorized shares of common stock to 200,000,000 shares and the number of authorized shares of preferred stock to 20,000,000 shares. The following discussion is qualified by the text of Amendment B, which is set forth in Appendix F attached to this proxy statement. The Board of Directors believes that the proposed amendment to increase the number of authorized shares of capital stock is necessary to give the Company flexibility to issues shares of common stock for future corporate needs.

The additional shares of common and stock to be authorized by the adoption of Amendment A would have rights identical to our current outstanding common stock. Issuance of the additional common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to any increase in the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders. Issuance of any preferred stock could affect the rights of the holders of our currently outstanding common stock.

If Amendment A is approved at the Annual Meeting, then it will become effective upon filing of Articles of Amendment with the Division of Corporations and Commercial Code of the Utah Department of Commerce, which filing is expected to occur promptly following the Annual Meeting.

Capitalization

Our current Amended and Restated Articles of Incorporation, as amended, provide for 110,000,000 authorized shares, of which 100,000,000 are designated as common stock and 10,000,000 of which are designated as preferred stock.

As of               , 2016, of the 100,000,000 shares of common stock currently authorized, we estimate that the following shares have been issued or reserved:

●	29,892,806 shares were issued and were outstanding;

●	approximately 3,163,600 shares were reserved for issuance upon exercise of outstanding stock options;

●	approximately 2,550,000 shares were reserved for issuance upon exercise of outstanding warrants;

●	approximately 2,467,000 shares were reserved for issuance upon conversion of outstanding promissory notes;

●	approximately 6,102,000 shares were reserved and remained available for future grants under the 2011 Plan.

Accordingly, at              , 2016, approximately 55,825,000 shares of common stock remained unreserved and available for future issuance. In addition, if Proposal 4 is approved by our shareholders at the Annual Meeting, an additional 8,898,000 shares of common stock would be reserved for future issuance under the 2016 Plan as a result of the additional 15,000,000 shares that will be reserved for issuance under the 2016 Plan and the 6,102,000 shares that will no longer be reserved for issuance under the 2011 Plan. The proposed increase in authorized shares of preferred stock is intended to keep the authorized common stock and preferred stock in consistent proportion to each other.

In consideration of the foregoing, the Board unanimously approved Amendment A in substantially the form set forth in Appendix F attached hereto. At that time, the Board declared the proposed amendment to be advisable and in the best interests of the company and its shareholders and recommended Amendment A for approval by the Company’s shareholders.

Reasons for the Proposal

The Board believes that the additional shares of authorized common stock are necessary to provide us with the flexibility to use our common stock in the future for business and financial purposes that our board deems to be in the Company’s best interests on a timely basis without the expense and delay of a shareholders’ meeting. The Board believes that the current authorized common stock is not sufficient to enable us to respond to potential business opportunities and pursue important objectives designed to enhance shareholder value.

The additional authorized shares of common stock will provide us with greater flexibility to use our common stock, without further shareholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) for any proper corporate purposes including, without limitation, raising equity capital through a future public offering or private placement, expanding our business through future acquisitions and other investment opportunities, entering into strategic relationships, providing equity incentives to employees, officers or directors, effecting stock dividends or for other general corporate purposes. We currently do not have specific agreements or plans that would involve the issuance of the proposed additional authorized shares. If the amendment is approved by the shareholders, our Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock or securities convertible into common stock, except as may be required by applicable law, regulation or exchange listing rules.

Possible Effects of the Proposal

The increase in authorized shares of common and preferred stock will not have any immediate effect on the rights of existing shareholders. Future issuances by the Company of shares of common or preferred stock or securities exercisable for or convertible into shares of common or preferred stock could have a dilutive effect on the Company’s earnings per share, book value per share, voting rights of shareholders and could have a negative effect on the price of our common stock. The holders of our common stock do not have any preemptive rights.

The Company is not proposing the increase in the number of authorized shares of common and preferred stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company. Under certain circumstances, however, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized common and preferred stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common or preferred stock, or the replacement or removal of the Board of Directors or management. The following other provisions of the Company’s Articles of Incorporation and Bylaws, in combination with the additional authorized shares may have an anti-takeover effect of preventing, discouraging or delaying any change in control of the Company: (i) the ability of the Board of Directors to designate the terms of and issue preferred stock without further shareholder approval; (ii) limitations on who may call a special meeting of shareholders; and (iii) the absence of cumulative voting rights in the election of directors.

Required Vote and Board Recommendation

Provided a quorum is present, approval of this proposal requires the number of votes cast in favor to exceed the number of votes cast in opposition.

The Board of Directors unanimously recommends that you vote “FOR” approval of the Amendment to the Articles of Incorporation to increase the number of authorized shares of common and preferred stock.

PROPOSAL 6:
AMENDMENT TO ARTICLES OF INCORPORATION
TO CLASSIFY THE BOARD OF DIRECTORS INTO THREE CLASSES

On March 3, 2016, the Board unanimously approved and recommended that the shareholders of the Company approve an amendment to the Company’s Amended and Restated Articles of Incorporation (“Amendment B”) to classify the Board into three classes. The following discussion is qualified by the text of Amendment B, which is set forth in Appendix G attached to this proxy statement.

If Amendment B is approved at the Annual Meeting, then it will become effective upon filing of Articles of Amendment with the Division of Corporations and Commercial Code of the Utah Department of Commerce, which filing is expected to occur promptly following the Annual Meeting.

Purpose and Effect of the Classification of the Board

The Board has taken note of certain tactics employed at other corporations, including proxy fights designed to force such corporations’ boards of directors to effect a transaction to take other identified actions. The Board considers these tactics to be highly disruptive to a company, and considers the aim of these tactics to require satisfaction of short term investment objectives while ignoring the long-term prospects of the corporation. Although this Amendment B will not prohibit any third party from acquiring the company, it will help position the Board to act in the best interests of all of the Company’s shareholders if a third party desired to seek control of the Board.

The Board is not aware of any planned or actual attempt to accumulate the common stock or to obtain control of the Company but rather is recommending this Amendment B to ensure fair treatment of the Company's shareholders in any future takeover attempt.

The Board believes that this Amendment B will reduce the possibility that a third party could effect a sudden change in the majority control of the Board of Directors without the support of the incumbent directors. However, this Amendment B may have significant effects on the ability of shareholders of the Company to effect an immediate change in the composition of the Board and otherwise to exercise their voting power to affect the composition of the Board. Accordingly, shareholders are urged to read carefully the following portions of this section of this proxy statement and the relevant exhibit hereto, which sets forth the full text of Amendment B, before voting on Amendment B.

The proposed Amendment B provides that directors will be classified into three classes, as nearly equal in number as possible, with the terms of office of one class expiring each year. Class I would hold office initially for a term expiring at the 2017 annual meeting of shareholders; Class II would hold office initially for a term expiring at the 2018 annual meeting of shareholders; and Class III would hold office initially for a term expiring at the 2019 annual meeting of shareholders. The Board has identified both the size of each class and nominees who would initially serve in each of the Classes. If the proposed Amendment B is approved, then it is intended that the following classifications would be applied, subject to the election of each director nominee at the meeting.

Class I – Terms Expiring in 2017

●	Suzanne Gagnon

●	David B. Kaysen

●	Paul W. Schaffer

Class II – Terms Expiring in 2017

●	Michael T. Cullen

●	D. Robert Schemel

Class III – Terms Expiring in 2017

●	Dalvir Gill

●	Jeffrey S. Mathiesen

●	J. Robert Paulson

At each annual meeting of shareholders following the initial classification and election, the successors to the class of directors whose terms expire at each future meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. The form of Amendment B is attached as Appendix G hereto.

A classified Board will help ensure some continuity of management of the business and affairs of the Company by minimizing the potential turnover of directors in particular year and making it more time-consuming for a potential acquirer, or a substantial shareholder or shareholders to gain control of the Board or the Company without the consent of the incumbent Board, and provide the Board with sufficient time to review any proposal from the potential acquirer or substantial shareholders. Specifically, the proposed classified board amendment will significantly extend the time required to effect a change in control of the Board and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board can be made by shareholders holding a plurality of votes cast at a single annual meeting. If the Company implements a classified Board, it will take at least two annual meetings for a majority of shareholders to make a change in control of the Board, because only a minority of the directors would be eligible for election at each meeting.

Dissenters Rights

Neither the URBCA nor our articles of incorporation or bylaws provides our shareholders with the rights of appraisal or similar rights of dissenters with respect to this Amendment B.

Required Vote and Board Recommendation

Provided a quorum is present, approval of this proposal requires the number of votes cast in favor to exceed the number of votes cast in opposition.

The Board of Directors unanimously recommends that you vote “FOR” approval of the Amendment to classify the Board into three classes.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the SEC require us to disclose the identity of directors, executive officers and beneficial owners of more than 10% of our common stock who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Based solely on a review of copies of such reports and written representations from reporting persons, we believe that all directors and executive officers complied with all filing requirements applicable to them during fiscal 2015.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Shareholder proposals intended to be presented at the annual meeting of shareholders to be held in the year 2017 that are requested to be included in the proxy statement for that meeting must be received by us at our principal executive office no later than                  . We must receive any other shareholder proposals intended to be presented, and any director nominees for election, at the annual meeting of shareholders in the year 2017 at our principal executive office no later than                   . Upon timely receipt of any such proposal we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Our management knows of no matters other than the foregoing to be brought before the Annual Meeting. However, this proxy gives discretionary authority in the event that additional matters should be presented.

ADDITIONAL INFORMATION

Our annual report on Form 10-K, including our financial statement and the notes thereto, for the year ended December 31, 2015, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is available on the SEC’s Internet site, www.sec.gov, and our corporate website, www.sunbiaopharma.com, under “Investor Relations.”

We will provide a copy of the Form 10-K and/or the exhibits to the Form 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Scott Kellen, Chief Financial Officer and Secretary at:

Sun BioPharma, Inc.
712 Vista Boulevard #305
Waconia, Minnesota 55387

Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of our common stock as of March 31, 2016. The annual report on Form 10-K complete with exhibits and the proxy statement are also available at no cost through the EDGAR database available from the Securities and Exchange Commission’s internet site (www.sec.gov), and at https://www.rdgir.com/sun-biopharma-inc.

Appendix A

CERTIFICATE OF INCORPORATION
OF
SUN BIOPHARMA, INC.

The undersigned incorporator, in order to form a corporate entity under the General Corporation Law of the State of Delaware, hereby sets forth the following Certificate of Incorporation:

ARTICLE 1
Name

The name of the Corporation is Sun BioPharma, Inc.

ARTICLE 2
Registered Office

The address of the Corporation’s registered office in the State of Delaware is 1675 South State Street, Suite B, Dover, Delaware 19901, located in Kent County. The name of the Corporation’s registered agent for service of process at such address is Capitol Services, Inc.

ARTICLE 3
Purpose

3.1	Purposes. The Corporation will have general business purposes in accordance with the laws of the State of Delaware.

3.2

Powers. The Corporation will have and may exercise all the powers granted or available under the laws of the State of Delaware and laws amendatory thereof and supplementary thereto, including all powers necessary or convenient to effect any or all of the business purposes for which the Corporation is incorporated.

ARTICLE 4
Stock

4.1.

Authorized Capital Stock. The Corporation shall be authorized to issue [one hundred and ten million (110,000,000)] [two hundred and twenty million (220,000,000)][1] shares of capital stock, of which [one hundred million (100,000,000)] [two hundred million(200,000,000)][2] shares shall be shares of common stock, par value $0.001 per share (the “Common Stock”), and [ten million (10,000,000)] [twenty million (20,000,000)][3] shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.2

Common Stock. Except as otherwise provided by law or by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. All shares of Common Stock will be voting shares and will be entitled to one vote per share. There shall be no cumulative voting.

1	If Proposal 5 receives shareholder approval, 220,000,000 shares will be authorized. Otherwise, 110,000,000 shares will be authorized.

2	If Proposal 5 receives shareholder approval, 200,000,000 shares will be authorized. Otherwise, 100,000,000 shares will be authorized.

3	If Proposal 5 receives shareholder approval, 20,000,000 shares will be authorized. Otherwise, 10,000,000 shares will be authorized.

4.3

Preferred Stock Rights. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

ARTICLE 5
Board Of Directors

5.1	Number and Classification of Directors; Vacancies and Removal.

(a)

Number. Except as otherwise provided by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors.

(b)

Removal. Subject to the rights, if any, of any series of Preferred Stock to elect directors and to remove any director whom the holders of any such series have the right to elect, any director (including persons elected by directors to fill vacancies in the board of directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors. At least 45 days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.

[(c)

Classes. The Board shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of this Article 5.1(c); Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of this Article 5.1(c); and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of this Article 5.1(c). Commencing with the first annual meeting of stockholders following the effectiveness of this Article 5.1(c), directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III.] [4]

5.2	No Written Ballot. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

4	If Proposal 6 receives shareholder approval, this Article 5.1(c) will be included. Otherwise it will be omitted.

ARTICLE 6
Bylaws

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal the bylaws of the Corporation, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal bylaws of the Corporation, notwithstanding any other provision of the bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the bylaws or any Preferred Stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Corporation.

ARTICLE 7
Amending The Certificate Of Incorporation

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE 8
Director Liability; Indemnification And Insurance

8.1

Elimination of Certain Liability of Directors. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. If the General Corporation Law of the State of Delaware (“DGCL”) is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

8.2	Indemnification.

(a)

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of the board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(b)

Right of Claimant to Bring Suit. If a claim under paragraph (a) above is not paid in full by the Corporation within 30 days after eligibility for a claim has been received/determined by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c)

Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation (as it may be amended from time to time), bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

8.3

Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DCGL.

8.4

Amendment or Repeal. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of any person under this Article with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

ARTICLE 9
Stockholder Action

Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

ARTICLE 10
Dispute Resolution

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any or all intracorporate claims, which shall include claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which Title 8 of the DGCL confers jurisdiction upon the Delaware Court of Chancery, shall be a state court located within the State of Delaware (or, if no state court located in the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

Appendix B

SUN BIOPHARMA, INC.

BYLAWS

Effective:               , 2016

ARTICLE I
OFFICES

                Section 1.1        REGISTERED OFFICE. The Corporation shall maintain a registered office and registered agent within the State of Delaware at such place within such State as may be designated from time to time by the Board  of Directors of the Corporation.

               Section 1.2         OTHER OFFICES. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the  Corporation may from time to time require.

ARTICLE II
STOCKHOLDERS

               Section 2.1        MEETINGS OF STOCKHOLDERS.

(a)     ANNUAL MEETINGS. Annual meetings of the stockholders, at which they shall elect members of the board of directors and transact such other business as may properly come before the meeting, shall be held on such date and at such time as the board of directors may designate.

(b)     SPECIAL MEETINGS. Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

(c)     PLACE OF MEETINGS. Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, or solely by means of remote communication, as the board of directors shall determine.

(d)     NOTICE OF MEETING. Notice, stating the place, if any, day and time of the meeting, and the means of remote communication, if any, shall be delivered by the Corporation not less than ten days nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears in the Corporation’s records. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Article VIII of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (or any supplement thereto).

(e)     CHAIR OF STOCKHOLDERS MEETING. The Chair of the Board, or in the Chair’s absence, a Vice Chair, or in the absence of any Vice Chair, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Secretary, or in the absence of the Secretary, a chair chosen by a majority of the directors present, shall act as chair of the meetings of the stockholders.

              Section 2.2        QUORUM OF STOCKHOLDERS; ADJOURNMENT; REQUIRED VOTE; PROXIES.

(a)     QUORUM OF STOCKHOLDERS; ADJOURNMENT. Except as otherwise provided by law, by the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) or by these Bylaws, the holders of a majority of the voting power of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series issued and outstanding and entitled to vote shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given, except that notice of the adjourned meeting shall be required if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)     REQUIRED VOTE. Except as is otherwise required by law, the Certificate of Incorporation or these Bylaws, each holder of record of shares of stock of the Corporation having voting powers shall be entitled, at each meeting of the stockholders, to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation and, if a quorum is present and unless otherwise required by the Certificate of Incorporation, the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, except with respect to the election of directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, be elected by a plurality of the votes cast.

(c)     PROXIES. Each stockholder of record entitled to vote at any meeting may do so in person or by proxy authorized by an instrument in writing or in such other manner or form, such as electronic transmission, permitted by the Delaware General Corporation Law, by such stockholder or his or her duly authorized attorney in fact.

             Section 2.3         LIST OF STOCKHOLDERS.  At least ten days before each meetings of stockholders, the Secretary or agent having charge of the stock transfer book shall make a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each. Such list shall be subject to inspection by any stockholder for a period of ten days prior to such meeting, for any purpose related to the meeting, at the principal office of the Corporation at any time during usual business hours or on a reasonably accessible electronic network. Such list shall be produced and kept open at the time and place of meeting, or if the meeting is to be held solely by means of remote communication then on a reasonably accessible electronic network, and shall be subject to the inspection of any stockholder during the whole time of the meeting.

Section 2.4     NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(a)     ANNUAL MEETINGS OF STOCKHOLDERS.

(1)     Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of meeting, (B) by or at the direction of the board of directors, or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 2.4, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4.

(2)     For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice must set forth:

(A)     as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information relating to any agreement, arrangement or understanding, including a voting commitment, or any relationship, including financial transactions and compensation, between such person and the stockholder or any Stockholder Associated Person (as defined in Section 2.4(c)(2) below); provided, that the Corporation may also require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director;

(B)     as to any business, other than the nomination of a director or directors, that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and any Stockholder Associated Person in such business, (ii) a description of all agreements, arrangements and understandings between such stockholder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and (iii) if the proposal or business is to be included in the Corporation’s proxy statement, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); and

(C)     as to the stockholder giving the notice and any Stockholder Associated Person, (i) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the name and address, if different, of such Stockholder Associated Person, (ii) the class, series and number of all shares of stock of the Corporation which are held of record or are beneficially owned by such stockholder and by such Stockholder Associated Person, (iii) the nominee holder for, and the number of, shares owned beneficially but not of record by such stockholder and by such Stockholder Associated Person, (iv) any derivative position, including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, directly or indirectly held or beneficially held by such stockholder and such Stockholder Associated Person, and whether and the extent to which any hedging, equity swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or interest or any borrowing or lending of shares of stock) has been made by, such stockholder or such Stockholder Associated Person with respect to any shares of stock of the Corporation, or whether such stockholder or Stockholder Associated Person has an economic interest in the Corporation not reported as record or beneficial ownership, (v) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (vi) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or through a qualified representative at the meeting to propose such nomination or business, and (viii) a representation whether such stockholder or Stockholder Associated Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee or to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such nomination or proposal, and the information called for by this paragraph (2)(C) shall be supplemented by such stockholder and Stockholder Associated Person not later than 10 days after the record date for the meeting to disclose such information as of the record date.

(3)     Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.4 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b)     SPECIAL MEETINGS OF STOCKHOLDERS. The business to be transacted at any special meeting shall be limited to the purposes stated in the notice of such meetings. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.4 and is a shareholder of record at the time of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(2) of this Section 2.4 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)     GENERAL.

(1)     Only such persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.4. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.4 and, if any proposed nomination or business is not in compliance with this Section 2.4, to declare that such defective nomination or proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposal, such nomination or proposed business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2)     For purposes of this Bylaw, (A) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (B) “Stockholder Associated Person” of any stockholder shall mean (i) any person or entity controlling, controlled by or under common control with, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (iii) any person or entity controlling, controlled by or under common control with a Stockholder Associated Person as defined in the foregoing clauses (B)(i) or (B)(ii).

(3)     Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

Section 2.5     INSPECTORS OF ELECTIONS. The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1     GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2     NUMBER. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors; provided, however, that no decrease in the number comprising the entire board made pursuant to this Section 3.2 shall shorten the term of any incumbent director.

Section 3.3     SPECIAL MEETINGS. Special meetings of the board of directors may be called by the Chair of the Board, the Chief Executive Officer or the board of directors. The person or persons authorized to call special meetings of the board of directors may fix the place and time of the meetings. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

Section 3.4     NOTICE. If notice of a board of directors’ meeting is required to be given, notice of shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, electronic transmission (including, without limitation, via facsimile transmission or electronic mail), or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, no later than the third business day preceding the date of such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four hours before such meeting. If by electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article IX of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws.

Section 3.5     QUORUM. Subject to Section 3.8 of these Bylaws and except as may be otherwise specifically provided by law or the Certificate of Incorporation, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the board of directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

Section 3.6     USE OF COMMUNICATIONS EQUIPMENT. Directors may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.7     ACTION BY CONSENT OF THE BOARD OF DIRECTORS. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.8     VACANCIES. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the board of directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the sole remaining director, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified.

Section 3.9     COMMITTEES.

The board of directors may designate one or more committees, each of which shall consist of one or more directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any committee shall, to the extent provided in a resolution of the board of directors and subject to the limitations contained in the Delaware General Corporation Law, have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation. Each committee shall keep such records and report to the board of directors in such manner as the board of directors may from time to time determine. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business. Except as provided in the next sentence, and unless otherwise provided in a resolution of the board of directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as provided in these Bylaws for the board of directors. A majority of the members of a committee shall constitute a quorum, and the act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of the committee.

The board of directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The term of office of the members of each committee shall be as fixed from time to time by the board of directors; provided, however, that any committee member who ceases to be a member of the board of directors shall automatically cease to be a committee member.

Nothing herein shall be deemed to prevent the board of directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the board of directors.

ARTICLE IV
BOOKS AND RECORDS

The board of directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation. Unless otherwise required by the laws of Delaware, the books and records of the Corporation may be kept at the principal office of the Corporation, or at any other place or places inside or outside the State of Delaware.

ARTICLE V
OFFICERS

Section 5.1     OFFICERS; ELECTION OR APPOINTMENT. The board of directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 6.1 of these Bylaws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the board of directors at any time and from time to time may elect (a) one or more Chair of the Board and/or one or more Vice Chairs of the Board, (b) one or more Chief Executive Officers, one or more Presidents and/or one or more Chief Operating Officers, (c) one or more Vice Presidents, one or more Treasurers and/or one or more Secretaries and/or (d) one or more other officers, in each case if and to the extent the board of directors deems desirable. The board of directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the board of directors at any time and from time to time may authorize the Chair of the Board or the Chief Executive Officer of the Corporation to appoint one or more officers of the kind described in clauses (c) and (d) above. Any number of offices may be held by the same person and directors may hold any office unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 5.2     TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Unless otherwise provided in the resolution of the board of directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the board of directors or to such person or persons as the board of directors may designate. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The board of directors may remove any officer with or without cause at any time. The Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the board of directors at any regular or special meeting or by the Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold such office.

Section 5.3     POWERS AND DUTIES. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the board of directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the board of directors. A Secretary or such other officer appointed to do so by the board of directors shall have the duty to record the proceedings of the meetings of the stockholders, the board of directors and any committees in a book to be kept for that purpose.

ARTICLE VI
STOCK

Section 6.1     STOCK CERTIFICATES. The shares of the Corporation may be either in certificated or in uncertificated form. If shares are issued in uncertificated form, each stockholder shall be entitled upon written request to a stock certificate or certificates duly numbered, certifying the number and class of shares in the Corporation owned by stockholder and otherwise as specified in this Section 6.1. Each certificate for shares of stock shall be in such form as may be prescribed by the board of directors and shall be signed in the name of the Corporation by (a) the Chair of the Board, the Chief Executive Officer, the President or a Vice President, and (b) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the board of directors.

Section 6.2     LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation and/or the board of directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representatives, to make an affidavit of that fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or issuance of any such new certificate or uncertificated shares. Anything herein to the contrary notwithstanding, the board of directors, in its absolute discretion, may refuse to issue any such new certificate or uncertificated shares, except pursuant to legal proceedings under the laws of the State of Delaware.

Section 6.3     TRANSFERS OF STOCK. The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

Section 6.4     REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or legal claim or claims to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 6.5     REGULATIONS. Except as otherwise provided by law, the board of directors may make such additional rules and regulations, not inconsistent with the Bylaws, as it may deem expedient concerning the issue, transfer and registration of the securities of the Corporation. The board of directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

Section 6.6     RECORD DATE. For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitlements to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date. Such date shall not be more than 60 nor less than ten days before the date of any such meeting, nor more than 60 days prior to any other action.

ARTICLE VII
DEPOSITARIES AND CHECKS

Depositaries of the funds of the Corporation shall be designated by the board of directors; and all checks on such funds shall be signed by such officers or other employees of the Corporation as the board of directors from time to time may designate.

ARTICLE VIII
WAIVER OF NOTICE

Any notice of a meeting required to be given by law, by the Certificate of Incorporation, or by these Bylaws may be waived by the person entitled thereto, either before or after the time of such meeting stated in such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the board of directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE IX
AMENDMENT

In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to adopt, amend and repeal these Bylaws, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal these Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ARTICLE X
INDEMNIFICATION AND INSURANCE

Section 10.1     RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 10.4 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors.

Section 10.2     ADVANCEMENT OF EXPENSES. The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. However, if Delaware General Corporation Law requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise.

Section 10.3     OBTAINING INDEMNIFICATION. To obtain indemnification under this Article X, the Board of Directors must first determine whether and to what extent a claimant is entitled to indemnification. Claimant, as requested by the Board of Directors, shall submit to the Corporation such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. With respect to evaluating the eligibility of a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the board of directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control (as defined below), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 30 days after such determination. If a claimant is successful, in whole or in part, in any suit brought against the Corporation to recover the unpaid amount of any claim to indemnification, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

Section 10.4     RIGHT OF CLAIMANT TO BRING SUIT. If a claim under Section 10.1 of this Article X is not paid in full by the Corporation within 30 days after eligibility for a claim, pursuant to Section 10.3 of this Article X, has been received or determined by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 10.5.     CORPORATION’S OBLIGATION TO INDEMNIFY. If a determination shall have been made pursuant to Section 10.3 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4 of this Article X.

Section 10.6     PRECLUSION FROM CHALLENGING ARTICLE X. The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

For purposes of this Article X:

(a)     “Change in Control” shall be deemed to occur only if a majority of the members of the board of directors shall not be (i) individuals elected as directors of the Corporation for whose election proxies shall have been solicited by the board of directors of the Corporation or (ii) individuals elected or appointed by the board of directors of the Corporation to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly created directorships.

(b)     “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(c)     “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article X.

Section 10.7     NON-EXCLUSIVITY OF RIGHTS. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article X shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

Section 10.8     INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 10.9 of this Article X, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

Section 10.9     OTHER EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent or class of employees or agents of the Corporation (including the heirs, executors, administrators or estate of each such person) to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 10.10     VALIDITY OF ARTICLE X. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE XI
LITIGATION COSTS

Except to the extent prohibited by the Delaware General Corporation Law, and unless the Board of Directors or one of its committees otherwise approves in accordance with Section 141 of the Delaware General Corporation Law, the Certificate of Incorporation and these Bylaws, in the event that any person or entity (a “Claiming Party”) (a) initiates, asserts, joins, offers substantial assistance to or has a direct financial interest in (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”), and (b) such Claiming Party does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought by such Claiming Party, then each such Claiming Party shall be obligated to reimburse the Corporation and any such director, officer or other employee for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that the Corporation or any such director, officer or other employee actually incurs in connection with the Covered Proceeding.

ARTICLE XII
MISCELLANEOUS PROVISIONS

Section 12.1. FISCAL YEAR. The fiscal year of the Corporation shall be as fixed by the board of directors.

Section 12.2. DIVIDENDS. The board of directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

Appendix C

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is entered into effective as of the ___ day of _________ 2016 (the “Effective Date”), by and between Sun BioPharma, Inc., a Utah corporation (“Parent”), and Sun BioPharma Research, Inc., a Delaware corporation (“Subsidiary” and, collectively with parent, the “Constituent Corporations”).

Background

A.	Parent is a corporation organized and existing under the laws of the State of Utah;

B.	Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of Parent; and

C.

Parent and Subsidiary and their respective boards of directors deem it advisable and in the best interests of the Constituent Corporations and their respective shareholders to merge Parent with and into Subsidiary (the “Merger”) pursuant to the Utah Revised Business Corporation Act (“URBCA”) and the Delaware General Corporation Law (“DGCL”) upon the terms and conditions set forth in this Agreement.

D.	For U.S. federal income tax purposes, the parties intend that the Merger qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Agreement

In consideration of the foregoing, and the representations, warranties, and covenants contained in this Agreement, each party hereby agrees as follows:

1.     Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the URBCA, Parent will be merged with and into Subsidiary at the Effective Time (as hereinafter defined). Following the Effective Time, the separate corporate existence of Parent will cease, and Subsidiary will continue as the surviving corporation (the “Surviving Corporation”). The effects and consequences of the Merger shall be as set forth in this Agreement, the URBCA and the DGCL.

2.     Effective Time. The Merger will become effective upon the later of (a) the day on which an executed copy of a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware in the manner required by the DGCL and (b) the day on which an executed copy of Articles of Merger are filed with the Division of Corporations and Commercial Code, Department of Commerce, State of Utah in the manner required by the URBCA (the “Effective Date”)

3.     Conditions to the Merger.

3.1     Approval by Shareholders. The shareholder of Parent shall have approved the Merger and this Agreement in accordance with the URBCA.

3.2     Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins or restricts the consummation of the Merger.

4.     Organizational Documents. From and after the Effective Date, (i) Subsidiary’s certificate of incorporation as in effect immediately prior to the Effective Date will be amended and restated in its entirety as set forth in Exhibit A hereto, and, as so amended and restated will be the Certificate of Incorporation of the Surviving Corporation and (ii) Subsidiary’s bylaws as in effect immediately prior to the Effective Date will be amended and restated in their entirety as set forth on Exhibit B hereto, and, as so amended and restated shall be the bylaws of the Surviving Corporation.

5.     Directors and Officers. The directors and officers of Parent immediately prior to the Effective Time will be the directors of the Surviving Corporation from and after the Effective Time and will hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the certificate of incorporation and by-laws of the Surviving Corporation or as otherwise provided by the DGCL.

6.     Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Parent or Subsidiary or the holders of shares of capital stock of Parent:

(a)     each share of common stock of Parent, par value $0.001 per share (“Parent Common Stock”), issued and outstanding immediately prior to the Effective Time, other than Dissenting Shares (as hereinafter defined), will be converted into the right to receive one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation (“Surviving Corporation Common Stock”);

(b)     each share of Parent Common Stock that is owned by Parent (as treasury stock or otherwise) will automatically be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefor;

(c)     each share of capital stock of Subsidiary issued and outstanding immediately prior to the Effective Time will automatically be canceled and retired and will cease to exist, and no consideration will be delivered in exchange therefor;

(d)     each option, warrant or other contract to purchase Parent Common Stock issued and outstanding immediately prior to the Effective Date will be converted into and will be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto; and

(e)     each promissory note payable by Parent issued and outstanding immediately prior to the Effective Date will be (a) converted into and will be an identical promissory note payable by the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) in the case of rights to acquire securities of Parent, including but not limited to capital stock of Parent or warrants, converted into the identical right to acquire the same number of Surviving Corporation securities as the number of securities of Parent that were acquirable pursuant to such rights.

7.     Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 6, shares of Parent Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares of Parent Common Stock in accordance with Part 13 of the URBCA (such shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under the URBCA with respect to such shares) shall not be converted into a right to receive shares of Surviving Corporation Common Stock, but instead shall be entitled to only such rights as are granted by Part 13 of the URBCA; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal pursuant to Part 13 of the URBCA or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Part 13 of the URBCA, such shares of Parent Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive Surviving Corporation Common Stock in accordance with Section 6, without interest thereon, upon surrender of such Certificates (as hereinafter defined) formerly representing such shares pursuant to Section 8 below.

8.     Certificates. At and after the Effective Time, each record holder of outstanding shares of Parent Common Stock (except Dissenting Shares) will be entitled to receive certificates (or the book entry equivalent) representing the number of shares of Surviving Corporation Common Stock into which shares of Parent Common Stock shall have been converted. The Surviving Corporation will not be obligated to deliver certificates representing shares of Surviving Corporation Common Stock, to which any holder of shares of Parent Common Stock is entitled, until such holder surrenders the certificate(s), if any, representing such Parent Common Stock. Upon surrender, each certificate evidencing Parent Common Stock will be canceled. If there is a transfer of Parent Common Stock ownership that has not been registered in the transfer records of Parent, a certificate (or book entry equivalent) representing the proper number of shares of Surviving Corporation Common Stock may be issued to a person other than the person in whose name the certificate so surrendered was registered if: (x) upon presentation to the Secretary of the Surviving Corporation or its transfer agent, such certificate, if any, is properly endorsed or otherwise in proper form for transfer, (y) the person requesting such transfer will pay any transfer or other taxes required by reason of the issuance of shares of or certificates, if any, representing shares of Surviving Corporation Common Stock to a person other than the registered holder of such shares or establish to the reasonable satisfaction of parent that such tax has been paid or is not applicable, and (z) the issuance of such shares of or certificates, if any, representing shares of Surviving Corporation Common Stock will not, in the sole discretion of the Surviving Corporation, violate the requirements of Section 4(2) of the Securities Act with respect to any private placement of Surviving Corporation Common Stock that results from the Merger.

9.     Submission to Service of Process. The Surviving Corporation agrees that it may be served with process in the State of Utah in any proceeding for enforcement of any obligation of any constituent corporation of Utah, as well as the enforcement of any obligation of the Surviving Corporation arising from this merger, including any suit or other proceeding to enforce the rights of any shareholders as determined in appraisal proceedings pursuant to the provisions of Part 13 of the URBCA, and irrevocably appoints the Secretary of State of Utah as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail a copy of any such process to the attention of the secretary of the Surviving Corporation, at 712 Vista Boulevard #305, Waconia, MN 55387.

10.     Entire Agreement. This Agreement together with the Articles of Merger and Certificate of Merger constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, representations and warranties and agreements, both written and oral, with respect to such subject matter.

11.     Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12.     No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

13.     Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

14.     Amendment and Modification; Waiver. The respective boards of directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of Parent may not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under this Agreement by the shareholders of Parent; (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the shareholders of Parent. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

15.     Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Agreement, by the consent of the board of directors of either of the Constituent Corporations.

16.     Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.     Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

18.     Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the date first written above.

SUN BIOPHARMA, INC.

By:
Name:
Its:

SUN BIOPHARMA RESEARCH, INC.

By:
Name:
Its:

[Signature Page to Agreement and Plan of Merger]

Appendix D

UTAH REVISED BUSINESS CORPORATION ACT SECTIONS 16-10(a)-1301 ET. SEQ.

16-10a-1301. Definitions.

For purposes of Part 13, Dissenters’ Rights:

(1)	“Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(2)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(3)

“Dissenter” means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

(4)

“Fair value” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

(5)	“Interest” means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.
(6)

“Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

(7)	“Shareholder” means the record shareholder or the beneficial shareholder.

16-10a-1302. Right to dissent.

(1)	A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:
(a)	consummation of a plan of merger to which the corporation is a party if:
(i)	shareholder approval is required for the merger by Section 16-10a-1103 or the articles of incorporation; or
(ii)	the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
(b)	consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
(c)

consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

(d)

consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

(2)

A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

(3)

Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

(a)	the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;
(b)	the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
(c)	the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.
(4)	The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:
(a)	shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b)

shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

(c)	cash in lieu of fractional shares; or
(d)	any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.
(5)

A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303. Dissent by nominees and beneficial owners.

(1)

A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters’ rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

(2)	A beneficial shareholder may assert dissenters’ rights as to shares held on his behalf only if:
(a)	the beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and
(b)	the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.
(3)

The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder shall certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters’ rights as to all the shares unlimited on the ability to exercise dissenters’ rights. The certification requirement shall be stated in the dissenters’ notice given pursuant to Section 16-10a-1322.

16-10a-1320. Notice of dissenters’ rights.

(1)

If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is submitted to a vote at a shareholders’ meeting, the meeting notice shall be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this part. The notice shall be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders’ meeting for which the notice was to have been given.

(2)

If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321. Demand for payment — Eligibility and notice of intent.

(1)	If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights:
(a)	shall cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
(b)	may not vote any of his shares in favor of the proposed action.
(2)

If a proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters’ rights may not execute a writing consenting to the proposed corporate action.

(3)

In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder shall have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(4)	A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.

16-10a-1322. Dissenters’ notice.

(1)

If proposed corporate action creating dissenters’ rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this part.

(2)	The dissenters’ notice required by Subsection (1) shall be sent no later than 10 days after the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302, and shall:
(a)	state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
(b)	state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares shall be deposited;
(c)	inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
(d)	supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
(e)

set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters’ notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters’ notice required by Subsection (1) is given;

(f)	state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and
(g)	be accompanied by a copy of this part.

16-10a-1323. Procedure to demand payment.

(1)

A shareholder who is given a dissenters’ notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a)	cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
(b)	deposit certificates for his certificated shares in accordance with the terms of the dissenters’ notice; and
(c)

if required by the corporation in the dissenters’ notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters’ rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under Section 16-10a-1302.

(2)

A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of the corporate action.

(3)	A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters’ notice, is not entitled to payment for shares under this part.

16-10a-1324. Uncertificated shares.

(1)

Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

(2)	In all other respects, the provisions of Section 16-10a-1323 apply to shareholders who own uncertificated shares.

16-10a-1325. Payment.

(1)

Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter’s shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

(2)	Each payment made pursuant to Subsection 16-10a-1321, and who has not yet received payment.
	(a)	(i)	(A)	the corporation’s balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;
			(B)	an income statement for that year;
(C)	a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and
(D)	the latest available interim financial statements, if any;
(ii)	the balance sheet and statements referred to in Subsection (2)(a)(i) shall be audited if the corporation customarily provides audited financial statements to shareholders;
(b)	a statement of the corporation’s estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
(c)	a statement of the dissenter’s right to demand payment under Section 16-10a-1328; and
(d)	a copy of this part.

16-10a-1326. Failure to take action.

(1)

If the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

(2)

If the effective date of the corporate action creating dissenters’ rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters’ notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1)

A corporation may, with the dissenters’ notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters’ rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters’ rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters’ rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

(2)	An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2).

16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.

(1)

A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

(a)	the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
(b)	the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
(c)

the corporation, having failed to take the proposed corporate action creating dissenters’ rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

(2)

A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

16-10a-1330. Judicial appraisal of shares — Court action.

(1)

If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

(2)

The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation’s principal office, or if it has no principal office in this state, Salt Lake County. If the corporation is a foreign corporation, it shall commence the proceeding in the county in this state where the principal office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located, or, if the domestic corporation did not have its principal office in this state at the time of the transaction, in Salt Lake County.

(3)

The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties shall be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares. Service may also be made otherwise as provided by law.

(4)

The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(5)     Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

(a)	for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
(b)	for the fair value, plus interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

16-10a-1331. Court costs and counsel fees.

(1)	The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.
(2)	The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a)	against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
(b)

against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

(3)

If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

Appendix E

SUN BIOPHARMA, INC.

2016 OMNIBUS INCENTIVE PLAN

1.     Purpose. The purpose of the Sun BioPharma, Inc. Company 2016 Omnibus Incentive Plan (the “Plan”) is to attract and retain the best available personnel for positions of responsibility with the Company, to provide additional incentives to them and align their interests with those of the Company’s stockholders, and to thereby promote the Company’s long-term business success.

2.     Definitions. In this Plan, the following definitions will apply.

(a)     “Affiliate” means any entity that is a Subsidiary or Parent of the Company.

(b)     “Agreement” means the written or electronic agreement, notice or other document containing the terms and conditions applicable to each Award granted under the Plan. An Agreement is subject to the terms and conditions of the Plan.

(c)     “Award” means a grant made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, an Other Stock-Based Award or a Cash Incentive Award.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cash Incentive Award” means a dollar-denominated performance-based Award as described in Section 11(b).

(f)     “Cause” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate, or in the absence of any such then-effective agreement or definition means, a Participant’s (i) failure or refusal to perform satisfactorily the duties reasonably required of the Participant by the Company (other than by reason of Disability); (ii) act or acts of dishonesty intended to result in substantial gain or personal enrichment of the Participant at the expense of Company or any Affiliate; (iii) being convicted of, or pleading guilty or no-contest to, a gross misdemeanor or any felony; (iv) breach of the Company’s business conduct or ethics code or of any fiduciary duty or nondisclosure, non-solicitation, non-competition or similar obligation owed to the Company or any Affiliate that, in any case is willful and deliberate on the Participant’s part and is materially injurious to Company or any Affiliate; or (v) unlawful conduct or gross misconduct that, in any case is willful and deliberate on Employee’s part and is materially injurious to Company.

(g)     “Change in Control” means, unless otherwise provided in an Agreement, one of the following:

(1)     An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control:

(A)     any acquisition of securities of the Company by an Exchange Act Person directly or indirectly from the Company for the purpose of providing financing to the Company;

(B)     any formation of a Group consisting solely of beneficial owners of the Company’s Voting Securities as of the effective date of this Plan;

(C)     any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of more than 50% of the Company’s Voting Securities; or

(D)     with respect to any particular Participant, any acquisition of securities of the Company by the Participant, any Group including the Participant, or any entity controlled by the Participant or a Group including the Participant.

If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities, after initially becoming the beneficial owner of more than 50% of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred. Furthermore, a Change in Control will occur if a Person becomes the beneficial owner of more than 50% of the Company’s Voting Securities as the result of a Corporate Transaction only if the Corporate Transaction is itself a Change in Control pursuant to subsection 2(g)(3).

(2)     Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board.

(3)     A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through the ultimate Parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s Voting Securities.

Notwithstanding the foregoing, to the extent that any Award constitutes a deferral of compensation subject to Code Section 409A, and if that Award provides for a change in the time or form of payment upon a Change in Control, then no Change in Control shall be deemed to have occurred upon an event described in this Section 2(g) unless the event would also constitute a change in ownership or effective control of, or a change in the ownership of a substantial portion of the assets of, the Company under Code Section 409A.

(h)     “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include any applicable regulations thereunder and any successor or similar statutory provisions.

(i)     “Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3, each member of which shall be (i) an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market, (ii) a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

(j)     “Company” means Sun BioPharma, Inc., a Delaware corporation, or any successor thereto.

(k)     “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who is elected as a director of the Company subsequent to the effective date hereof pursuant to a nomination or board representation right of preferred stockholders of the Company, or (iii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors, but excluding, for purposes of this clause (ii) or (iii), an individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest relating to the election of directors.

(l)     “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving corporation.

(m)     “Disability” means (A) any permanent and total disability under any long-term disability plan or policy of the Company or its Affiliates that covers the Participant, or (B) if there is no such long-term disability plan or policy, “total and permanent disability” within the meaning of Code Section 22(e)(3).

(n)     “Employee” means an employee of the Company or an Affiliate.

(o)     “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time.

(p)     “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any Affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities.

(q)     “Exchange Program” means a program under which (i) outstanding Options or SARs are surrendered or cancelled in exchange for Options or SARs of the same type (which may have lower or higher exercise prices and different terms), Awards of a different type and/or cash, or (ii) the exercise price of an outstanding Option or SAR is reduced.

(r)     “Fair Market Value” of a Share means the fair market value of a Share determined as follows:

(1)     If the Shares are readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be the closing sales price for a Share on the principal securities market on which it trades on the date for which it is being determined, or if no sale of Shares occurred on that date, on the next preceding date on which a sale of Shares occurred, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2)     If the Shares are not then readily tradable on an established securities market (as determined under Code Section 409A), then Fair Market Value will be determined by the Committee as the result of a reasonable application of a reasonable valuation method that satisfies the requirements of Code Section 409A.

(s)     “Full Value Award” means an Award other than an Option Award or Stock Appreciation Right Award or Cash Incentive Award.

(t)     “Good Reason” means what the term is expressly defined to mean in a then-effective written agreement (including an Agreement) between a Participant and the Company or any Affiliate or, in the absence of any such then-effective agreement or definition and subject to the last sentence of this definition, means with respect to any Participant any of the following events that has not been consented to by the Participant:

(1)     A material reduction or diminution in the Participant’s job responsibilities, authority or duties, or in the job responsibilities, authority or duties of the supervisor to whom the Participant is required to report, but a mere change in title alone or reassignment to a substantially similar position will not constitute Good Reason;

(2)     A material reduction in the Participant’s base compensation in the absence of a similar general reduction of the base compensation of similarly situated Service Providers; or

(3)     The relocation of the Participant’s primary work location, on a permanent basis, to a location that is more than 50 miles from the Participant’s primary work location immediately prior to such change.

The foregoing events will only be considered “Good Reason” for a Participant to voluntarily resign from his or her position as Service Provider if, following the occurrence of one or more of the foregoing events, the Participant (i) provides written notice to the Company or its applicable Affiliate of the event(s) constituting Good Reason within 30 days after the first occurrence of such event(s), (ii) the Company or its applicable Affiliate fails to reasonably cure such event(s) within 30 days after receiving such notice, and (iii) the Participant’s termination of his or her status as a Service Provider is effective not later than 30 days after the end of the period in which the event(s) may be cured.

(u)     “Grant Date” means the date on which the Committee approves the grant of an Award under the Plan, or such later date as may be specified by the Committee on the date the Committee approves the Award.

(v)     “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company.

(w)     “Non-Employee Director” means a member of the Board who is not an Employee.

(x)     “Option” means a right granted under the Plan to purchase a specified number of Shares at a specified price. An “Incentive Stock Option” or “ISO” means any Option designated as such and granted in accordance with the requirements of Code Section 422. A “Non-Qualified Stock Option” or “NQSO” means an Option other than an Incentive Stock Option.

(y)     “Other Stock-Based Award” means an Award described in Section 11(a) of this Plan.

(z)     “Parent” means a “parent corporation,” as defined in Code Section 424(e).

(aa)     “Participant” means a person to whom a then-outstanding Award has been granted under the Plan.

(bb)     “Performance-Based Compensation” means an Award to a person who is, or is determined by the Committee to likely become, a “covered employee” (as defined in Section 162(m)(3) of the Code) and that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

(cc)     “Plan” means this Sun BioPharma, Inc. Company 2016 Omnibus Incentive Plan, as amended and in effect from time to time.

(dd)     “Restricted Stock” means Shares issued to a Participant that are subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and/or the applicable Agreement.

(ee)     “Retirement” means any termination of a Participant’s Service, other than for Cause, occurring at or after age 65, or at or after age 55 with 10 years or more of continuous service to the Company and its Affiliates.

(ff)     “Service” means the provision of services by a Participant to the Company or any Affiliate in any Service Provider capacity. A Service Provider’s Service shall be deemed to have terminated either upon an actual cessation of providing services to the Company or any Affiliate or upon the entity to which the Service Provider provides services ceasing to be an Affiliate. Except as otherwise provided in this Plan or any Agreement, Service shall not be deemed terminated in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Affiliates in any Service Provider capacity; or (iii) any change in status so long as the individual remains in the service of the Company or any Affiliate in any Service Provider capacity.

(gg)   “Service Provider” means an Employee, a Non-Employee Director, or any consultant or advisor who is a natural person and who provides services (other than in connection with (i) a capital-raising transaction or (ii) promoting or maintaining a market in Company securities) to the Company or any Affiliate.

(hh)    “Share” means a share of Stock.

(ii)      “Stock” means the Company’s common stock, $.001 par value per share.

(jj)     “Stock Appreciation Right” or “SAR” means the right to receive, in cash and/or Shares as determined by the Committee, an amount equal to the appreciation in value of a specified number of Shares between the Grant Date of the SAR and its exercise date.

(kk)   “Stock Unit” means a right to receive, in cash and/or Shares as determined by the Committee, the Fair Market Value of a Share, subject to such restrictions on transfer, vesting conditions and other restrictions or limitations as may be set forth in this Plan and the applicable Agreement.

(ll)      “Subsidiary” means a “subsidiary corporation,” as defined in Code Section 424(f), of the Company.

(mm)  “Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines. The terms and conditions of a Substitute Award may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which it has been granted.

(nn)   “Voting Securities” of an entity means the outstanding equity securities entitled to vote generally in the election of directors of such entity.

3.     Administration of the Plan.

(a)     Administration. The authority to control and manage the operations and administration of the Plan shall be vested in the Committee in accordance with this Section 3.

(b)     Scope of Authority. Subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to take such actions as it deems necessary or advisable to administer the Plan, including:

(1)     determining the Service Providers to whom Awards will be granted, the timing of each such Award, the types of Awards and the number of Shares covered by each Award, the terms, conditions, performance criteria, restrictions and other provisions of Awards, and the manner in which Awards are paid or settled;

(2)     cancelling or suspending an Award, accelerating the vesting or extending the exercise period of an Award, or otherwise amending the terms and conditions of any outstanding Award, subject to the requirements of Sections 6(b), 15(d) and 15(e);

(3)     adopting sub-plans or special provisions applicable to Awards, establishing, amending or rescinding rules to administer the Plan, interpreting the Plan and any Award or Agreement, reconciling any inconsistency, correcting any defect or supplying an omission in the Plan or any Agreement, and making all other determinations necessary or desirable for the administration of the Plan;

(4)     granting Substitute Awards under the Plan;

(5)     taking such actions as are provided in Section 3(c) with respect to Awards to foreign Service Providers; and

(6)     instituting an Exchange Program, the terms and conditions of which shall be determined by the Committee in its sole discretion.

Notwithstanding the foregoing, the Board shall perform the duties and have the responsibilities of the Committee with respect to Awards made to Non-Employee Directors.

(c)     Awards to Foreign Service Providers. The Committee may grant Awards to Service Providers who are foreign nationals, who are located outside of the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory requirements of countries outside of the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to comply with applicable foreign laws and regulatory requirements and to promote achievement of the purposes of the Plan. In connection therewith, the Committee may establish such sub-plans and modify exercise procedures and other Plan rules and procedures to the extent such actions are deemed necessary or desirable, and may take any other action that it deems advisable to obtain local regulatory approvals or to comply with any necessary local governmental regulatory exemptions.

(d)     Acts of the Committee; Delegation. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and any act of a majority of the members present at any meeting at which a quorum is present or any act unanimously approved in writing by all members of the Committee shall be the act of the Committee. Any such action of the Committee shall be valid and effective even if the members of the Committee at the time of such action are later determined not to have satisfied all of the criteria for membership in clauses (i), (ii) and (iii) of Section 2(i). To the extent not inconsistent with applicable law or stock exchange rules, the Committee may delegate all or any portion of its authority under the Plan to any one or more of its members or, as to Awards to Participants who are not subject to Section 16 of the Exchange Act, to one or more directors or executive officers of the Company or to a committee of the Board comprised of one or more directors of the Company. The Committee may also delegate non-discretionary administrative responsibilities in connection with the Plan to such other persons as it deems advisable.

(e)     Finality of Decisions. The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein.

(f)     Indemnification. Each person who is or has been a member of the Committee or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified by the Company, to the maximum extent permitted by law, against liabilities and expenses imposed upon or reasonably incurred by such person in connection with or resulting from any claims against such person by reason of the performance of the individual’s duties under the Plan. This right to indemnification is conditioned upon such person providing the Company an opportunity, at the Company’s expense, to handle and defend the claims before such person undertakes to handle and defend them on such person’s own behalf. The Company will not be required to indemnify any person for any amount paid in settlement of a claim unless the Company has first consented in writing to the settlement. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

4.     Shares Available Under the Plan.

(a)     Maximum Shares Available. Subject to Section 4(b) and to adjustment as provided in Section 12(a), the number of Shares that may be the subject of Awards and issued under the Plan shall be 15,000,000. Shares issued under the Plan may come from authorized and unissued shares or treasury shares.

(b)     Effect of Forfeitures and Other Actions. Any Shares subject to an Award that expires, is cancelled or forfeited or is settled for cash shall, to the extent of such cancellation, forfeiture, expiration or cash settlement, again become available for Awards under this Plan, and the share reserve under Section 4(a) shall be correspondingly replenished as provided in Section 4(c) below. The following Shares shall not, however, again become available for Awards or replenish the share reserve under Section 4(a): (i) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company in payment of the purchase price of a stock option issued under this Plan, (ii) Shares tendered (either actually or by attestation) by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to the exercise of a stock option or stock appreciation right award under this Plan, (iii) Shares repurchased by the Company with proceeds received from the exercise of a stock option issued under this Plan, and (iv) Shares subject to a stock appreciation right award issued under this Plan that are not issued in connection with the stock settlement of that award upon its exercise.

(c)     Counting Shares Again Available. Each Share that again becomes available for Awards as provided in Section 4(b) shall correspondingly increase the share reserve under Section 4(a), with such increase based on the same share ratio by which the applicable share reserve was decreased upon the grant of the applicable award.

(d)     Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall supplement the Share reserve under Section 4(a). Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

(e)     No Fractional Shares. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number. No fractional Shares may be issued under the Plan, but the Committee may, in its discretion, pay cash in lieu of any fractional Share in settlement of an Award.

(f)     Individual Option and SAR Limit. The aggregate number of Shares subject to Option and/or Stock Appreciation Right Awards granted during any calendar year to any one Participant, other than a Non-Employee Director, shall not exceed 1,000,000 Shares (subject to adjustment as provided in Section 12(a)).

5.     Eligibility. Participation in the Plan is limited to Service Providers. Incentive Stock Options may only be granted to Employees.

6.     General Terms of Awards.

(a)     Award Agreement. Except for any Award that involves only the immediate issuance of unrestricted Shares, each Award shall be evidenced by an Agreement setting forth the amount of the Award together with such other terms and conditions applicable to the Award (and not inconsistent with the Plan) as determined by the Committee. If an Agreement calls for acceptance by the Participant, the Award evidenced by the Agreement will not become effective unless acceptance of the Agreement in a manner permitted by the Committee is received by the Company within 30 days of the date the Agreement is delivered to the Participant. An Award to a Participant may be made singly or in combination with any form of Award. Two types of Awards may be made in tandem with each other such that the exercise of one type of Award with respect to a number of Shares reduces the number of Shares subject to the related Award by at least an equal amount.

(b)     Vesting and Term. Each Agreement shall set forth the period until the applicable Award is scheduled to expire (which shall not be more than ten years from the Grant Date), and any applicable performance period. The Committee may provide in an Agreement for such vesting conditions and timing as it may determine.

(c)     Transferability. Except as provided in this Section 6(c), (i) during the lifetime of a Participant, only the Participant or the Participant’s guardian or legal representative may exercise an Option or SAR, or receive payment with respect to any other Award; and (ii) no Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than by will or the laws of descent and distribution. Any attempted transfer in violation of this Section 6(c) shall be of no effect. The Committee may, however, provide in an Agreement or otherwise that an Award (other than an Incentive Stock Option) may be transferred pursuant to a domestic relations order or may be transferable by gift to any “family member” (as defined in General Instruction A(5) to Form S-8 under the Securities Act of 1933) of the Participant. Any Award held by a transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death or termination of Service of a Participant, the references to “Participant” shall mean the original grantee of an Award and not any transferee.

(d)     Designation of Beneficiary. To the extent permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise any Award or receive a payment under any Award that is exercisable or payable on or after the Participant’s death. Any such designation shall be on a form approved by the Company and shall be effective upon its receipt by the Company.

(e)     Termination of Service. Unless otherwise provided in an applicable Agreement or another then-effective written agreement between a Participant and the Company, and subject to Section 12 of this Plan, if a Participant’s Service with the Company and all of its Affiliates terminates, the following provisions shall apply (in all cases subject to the scheduled expiration of an Option or SAR Award, as applicable):

(1)     Upon termination of Service for Cause, or upon conduct during a post-termination exercise period that would constitute Cause, all vested and unexercised Option and SAR Awards and all unvested portions of any other outstanding Awards shall be immediately forfeited without consideration.

(2)     Upon termination of Service for any reason other than Cause, all unvested and unexercisable portions of any outstanding Awards shall be immediately forfeited without consideration.

(3)     Upon termination of Service for any reason other than Cause, death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of ninety (90) days after the date of such termination. However, if a Participant thereafter dies during such ninety (90) day period, the vested and exercisable portions of the Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(4)     Upon termination of Service due to death or Disability, the currently vested and exercisable portions of Option and SAR Awards may be exercised for a period of one year after the date of such termination.

(f)     Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to any Shares covered by an Award unless and until the date the Participant becomes the holder of record of the Shares, if any, to which the Award relates.

(g)     Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more measures of corporate, business unit or individual performance which must be attained, and the performance period over which the specified performance is to be attained, as a condition to the grant, vesting, exercisability, lapse of restrictions and/or settlement in cash or Shares of such Award. In connection with any such Award, the Committee shall determine the extent to which performance measures have been attained and other applicable terms and conditions have been satisfied, and the degree to which vesting, exercisability, lapse of restrictions and/or settlement of such Award has been earned. Any performance-based Award that is intended by the Committee to qualify as Performance-Based Compensation shall additionally be subject to the requirements of Section 17 of this Plan. Except as provided in Section 17 with respect to Performance-Based Compensation, the Committee shall also have the authority to provide, in an Agreement or otherwise, for the modification of a performance period and/or an adjustment or waiver of the achievement of performance measures upon the occurrence of certain unusual or nonrecurring events, which may include a Change of Control, a Corporate Transaction, a recapitalization, a change in the accounting practices of the Company, or the Participant’s death or Disability.

(h)     Dividends and Dividend Equivalents. No dividends, dividend equivalents or distributions will be paid with respect to Shares subject to an Option or SAR Award. Any dividends or distributions paid with respect to Shares that are subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the Shares to which such dividends or distributions relate, except for regular cash dividends on Shares subject to the unvested portion of a Restricted Stock Award that is subject only to service-based vesting conditions. In its discretion, the Committee may provide in an Award Agreement for a Stock Unit Award or an Other Stock-Based Award that the Participant will be entitled to receive dividend equivalents on the units or other Share equivalents subject to the Award based on dividends actually declared and paid on outstanding Shares. The terms of any dividend equivalents will be as set forth in the applicable Agreement, including the time and form of payment and whether such dividend equivalents will be credited with interest or deemed to be reinvested in additional units or Share equivalents. Dividend equivalents paid with respect to units or Share equivalents that are subject to the unvested portion of a Stock Unit Award or an Other Stock-Based Award whose vesting is subject to the satisfaction of specified performance objectives will be subject to the same restrictions as the units or Share equivalents to which such dividend equivalents relate. The Committee may, in its discretion, provide in an Agreement for restrictions on dividends and dividend equivalents in addition to those specified in this Section 6(h). Any Shares issued or issuable during the term of this Plan as the result of the reinvestment of dividends or the deemed reinvestment of dividend equivalents in connection with an Award shall be counted against, and replenish upon any subsequent forfeiture, the Plan’s share reserve as provided in Section 4.

7.     Stock Option Awards.

(a)     Type and Exercise Price. The Agreement pursuant to which an Option Award is granted shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option. The exercise price at which each Share subject to an Option Award may be purchased shall be determined by the Committee and set forth in the Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A and, in the case of Incentive Stock Options, Code Section 424).

(b)     Payment of Exercise Price. The purchase price of the Shares with respect to which an Option Award is exercised shall be payable in full at the time of exercise. The purchase price may be paid in cash or in such other manner as the Committee may permit, including by payment under a broker-assisted sale and remittance program, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased).

(c)     Exercisability and Expiration. Each Option Award shall be exercisable in whole or in part on the terms provided in the Agreement. No Option Award shall be exercisable at any time after its scheduled expiration. When an Option Award is no longer exercisable, it shall be deemed to have terminated.

(d)     Incentive Stock Options.

(1)     An Option Award will constitute an Incentive Stock Option Award only if the Participant receiving the Option Award is an Employee, and only to the extent that (i) it is so designated in the applicable Agreement and (ii) the aggregate Fair Market Value (determined as of the Option Award’s Grant Date) of the Shares with respect to which Incentive Stock Options held by the Participant first become exercisable in any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000 or such other amount specified by the Code. To the extent an Option granted to a Participant exceeds this limit, the Option shall be treated as a Non-Qualified Stock Option. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the maximum number of Shares that may be the subject of Awards and issued under the Plan as provided in Section 4(a).

(2)     No Participant may receive an Incentive Stock Option Award under the Plan if, immediately after the grant of such Award, the Participant would own (after application of the rules contained in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, unless (i) the per Share exercise price for such Award is at least 110% of the Fair Market Value of a Share on the Grant Date and (ii) such Award will expire no later than five years after its Grant Date.

(3)     For purposes of continued Service by a Participant who has been granted an Incentive Stock Option Award, no approved leave of absence may exceed three months unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment is not so provided, then on the date six months following the first day of such leave, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

(4)     If an Incentive Stock Option Award is exercised after the expiration of the exercise periods that apply for purposes of Code Section 422, such Option shall thereafter be treated as a Non-Qualified Stock Option.

(5)     The Agreement covering an Incentive Stock Option Award shall contain such other terms and provisions that the Committee determines necessary to qualify the Option Award as an Incentive Stock Option Award.

8.     Stock Appreciation Right Awards.

(a)     Nature of Award. An Award of Stock Appreciation Rights shall be subject to such terms and conditions as are determined by the Committee, and shall provide a Participant the right to receive upon exercise of the SAR Award all or a portion of the excess of (i) the Fair Market Value as of the date of exercise of the SAR Award of the number of Shares as to which the SAR Award is being exercised, over (ii) the aggregate exercise price for such number of Shares. The per Share exercise price for any SAR Award shall be determined by the Committee and set forth in the applicable Agreement, and shall not be less than the Fair Market Value of a Share on the Grant Date, except in the case of Substitute Awards (to the extent consistent with Code Section 409A).

(b)     Exercise of SAR. Each SAR Award may be exercisable in whole or in part at the times, on the terms and in the manner provided in the Agreement. No SAR Award shall be exercisable at any time after its scheduled expiration. When a SAR Award is no longer exercisable, it shall be deemed to have terminated. Upon exercise of a SAR Award, payment to the Participant shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a SAR Award.

9.     Restricted Stock Awards.

(a)     Vesting and Consideration. Shares subject to a Restricted Stock Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the grant of a Restricted Stock Award, and may correspondingly provide for Company reacquisition or repurchase rights if such additional consideration has been required and some or all of a Restricted Stock Award does not vest.

(b)     Shares Subject to Restricted Stock Awards. Unvested Shares subject to a Restricted Stock Award shall be evidenced by a book-entry in the name of the Participant with the Company’s transfer agent or by one or more Stock certificates issued in the name of the Participant. Any such Stock certificate shall be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, and bear an appropriate legend referring to the restricted nature of the Restricted Stock evidenced thereby. Any book-entry shall be subject to comparable restrictions and corresponding stop transfer instructions. Upon the vesting of Shares of Restricted Stock, and the Company’s determination that any necessary conditions precedent to the release of vested Shares (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, such vested Shares shall be made available to the Participant in such manner as may be prescribed or permitted by the Committee. Except as otherwise provided in the Plan or an applicable Agreement, a Participant with a Restricted Stock Award shall have all the rights of a shareholder, including the right to vote the Shares of Restricted Stock.

10.     Stock Unit Awards.

(a)     Vesting and Consideration. A Stock Unit Award shall be subject to vesting and the lapse of applicable restrictions based on such conditions or factors and occurring over such period of time as the Committee may determine in its discretion. If vesting of a Stock Unit Award is conditioned on the achievement of specified performance goals, the extent to which they are achieved over the specified performance period shall determine the number of Stock Units that will be earned and eligible to vest, which may be greater or less than the target number of Stock Units stated in the Agreement. The Committee may provide whether any consideration other than Services must be received by the Company or any Affiliate as a condition precedent to the settlement of a Stock Unit Award.

(b)     Payment of Award. Following the vesting of a Stock Unit Award, and the Company’s determination that any necessary conditions precedent to the settlement of the Award (such as satisfaction of tax withholding obligations and compliance with applicable legal requirements) have been satisfied, settlement of the Award and payment to the Participant shall be made at such time or times in the form of cash, Shares (which may themselves be considered Restricted Stock under the Plan) or a combination of cash and Shares as determined by the Committee.

11.     Other Awards.

(a)     Other Stock-Based Awards. The Committee may from time to time grant Shares and other Awards that are valued by reference to and/or payable in whole or in part in Shares under the Plan. The Committee shall determine the terms and conditions of such Awards, which shall be consistent with the terms and purposes of the Plan. The Committee may direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

(b)     Cash Incentive Awards. A Cash Incentive Award shall be considered a performance-based Award for purposes of, and subject to, Section 6(h), the payment of which shall be contingent upon the degree to which one or more specified performance goals have been achieved over the specified performance period. Cash Incentive Awards may be granted to any Participant in such dollar-denominated amounts and upon such terms and at such times as shall be determined by the Committee. Following the completion of the applicable performance period and the vesting of a Cash Incentive Award, payment of the settlement amount of the Award to the Participant shall be made at such time or times in the form of cash, Shares or other forms of Awards under the Plan (valued for these purposes at their grant date fair value) or a combination of cash, Shares and other forms of Awards as determined by the Committee and specified in the applicable Agreement.

12.     Changes in Capitalization, Corporate Transactions, Change in Control.

(a)     Adjustments for Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB ASC Topic 718) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the Committee shall make such adjustments as it deems equitable and appropriate to (i) the aggregate number and kind of Shares or other securities issued or reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to outstanding Awards, (iii) the exercise price of outstanding Options and SARs, and (iv) any maximum limitations prescribed by the Plan with respect to certain types of Awards or the grants to individuals of certain types of Awards. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. No adjustment shall be made pursuant to this Section 12(a) in connection with the conversion of any convertible securities of the Company, or in a manner that would cause Incentive Stock Options to violate Section 422(b) of the Code or cause an Award to be subject to adverse tax consequences under Section 409A of the Code.

(b)     Corporate Transactions. Unless otherwise provided in an applicable Agreement, the following provisions shall apply to outstanding Awards in the event of a Change in Control that involves a Corporate Transaction.

(1)     Continuation, Assumption or Replacement of Awards. In the event of a Corporate Transaction, then the surviving or successor entity (or its Parent) may continue, assume or replace Awards outstanding as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by Section 12(a)), and such Awards or replacements therefor shall remain outstanding and be governed by their respective terms, subject to Section 12(b)(4) below. A surviving or successor entity may elect to continue, assume or replace only some Awards or portions of Awards. For purposes of this Section 12(b)(1), an Award shall be considered assumed or replaced if, in connection with the Corporate Transaction and in a manner consistent with Code Sections 409A and 424, either (i) the contractual obligations represented by the Award are expressly assumed by the surviving or successor entity (or its Parent) with appropriate adjustments to the number and type of securities subject to the Award and the exercise price thereof that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction, or (ii) the Participant has received a comparable equity-based award that preserves the intrinsic value of the Award existing at the time of the Corporate Transaction and contains terms and conditions that are substantially similar to those of the Award.

(2)     Acceleration. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then (i) all outstanding Option and SAR Awards shall become fully vested and exercisable for such period of time prior to the effective time of the Corporate Transaction as is deemed fair and equitable by the Committee, and shall terminate at the effective time of the Corporate Transaction. The Committee shall provide written notice of the period of accelerated exercisability of Option and SAR Awards to all affected Participants. The exercise of any Option or SAR Award whose exercisability is accelerated as provided in this Section 12(b)(2) shall be conditioned upon the consummation of the Corporate Transaction and shall be effective only immediately before such consummation.

(3)     Payment for Awards. If and to the extent that outstanding Awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction, then the Committee may provide that some or all of such outstanding Awards shall be canceled at or immediately prior to the effective time of the Corporate Transaction in exchange for payments to the holders as provided in this Section 12(b)(3). The Committee will not be required to treat all Awards similarly for purposes of this Section 12(b)(3). The payment for any Award surrendered shall be in an amount equal to the difference, if any, between (i) the fair market value (as determined in good faith by the Committee) of the consideration that would otherwise be received in the Corporate Transaction for the number of Shares subject to the Award, and (ii) the aggregate exercise price (if any) for the Shares subject to such Award. If the amount determined pursuant to clause (i) of the preceding sentence is less than or equal to the amount determined pursuant to clause (ii) of the preceding sentence with respect to any Award, such Award may be canceled pursuant to this Section 12(b)(3) without payment of any kind to the affected Participant. With respect to an Award whose vesting is subject to the satisfaction of specified performance goals, the number of Shares subject to such an Award for purposes of this Section 12(b)(3) shall be the number of Shares as to which the Award would have been deemed “fully vested” for purposes of Section 12(b)(2). Payment of any amount under this Section 12(b)(3) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Corporate Transaction, and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to those of the Award surrendered, subjecting such payments to escrow or holdback terms comparable to those imposed upon the Company’s stockholders under the Corporate Transaction, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(4)     Termination After a Corporate Transaction. If and to the extent that Awards are continued, assumed or replaced under the circumstances described in Section 12(b)(1), and if within twelve months after the Corporate Transaction a Participant experiences an involuntary termination of Service for reasons other than Cause, or voluntarily terminates his or her Service for Good Reason, then (i) outstanding Options and SARs issued to the Participant that are not yet fully exercisable shall immediately become exercisable in full and shall remain exercisable for one year following the Participant’s termination of employment, and (ii) any Full Value Awards that are not yet fully vested shall immediately vest in full (at an assumed target level of performance if vesting of the Award is subject to the satisfaction of specified performance goals).

(c)     Other Change in Control. In the event of a Change in Control that does not involve a Corporate Transaction, the Committee may, in its discretion, take such action as it deems appropriate with respect to outstanding Awards, which may include: (i)  providing for the cancellation of any Award in exchange for payments in a manner similar to that provided in Section 12(b)(3) or (ii) making such adjustments to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control, which may include the acceleration of vesting in full or in part. The Committee will not be required to treat all Awards similarly in such circumstances, and may include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

(d)     Dissolution or Liquidation. Unless otherwise provided in an applicable Agreement, in the event of a proposed dissolution or liquidation of the Company, the Committee will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. An Award will terminate immediately prior to the consummation of such proposed action.

13.     Plan Participation and Service Provider Status. Status as a Service Provider shall not be construed as a commitment that any Award will be made under the Plan to that Service Provider or to eligible Service Providers generally. Nothing in the Plan or in any Agreement or related documents shall confer upon any Service Provider or Participant any right to continued Service with the Company or any Affiliate, nor shall it interfere with or limit in any way any right of the Company or any Affiliate to terminate the person’s Service at any time with or without Cause or change such person’s compensation, other benefits, job responsibilities or title.

14.     Tax Withholding. The Company or any Affiliate, as applicable, shall have the right to (i) withhold from any cash payment under the Plan or any other compensation owed to a Participant an amount sufficient to cover any required withholding taxes related to the grant, vesting, exercise or settlement of an Award, and (ii) require a Participant or other person receiving Shares under the Plan to pay a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required tax withholdings (but not to exceed the minimum statutory amount required to be withheld if such limitation is necessary to avoid an adverse accounting impact) by authorizing the Company to withhold a number of the Shares that would otherwise be delivered to the Participant, or by delivering to the Company Shares already owned by the Participant, with the Shares so withheld or delivered having a Fair Market Value on the date the taxes are required to be withheld equal to the amount of taxes to be withheld.

15.     Effective Date, Duration, Amendment and Termination of the Plan.

(a)     Effective Date. The Plan shall become effective on the date it is approved by the Company’s shareholders, which shall be considered the date of its adoption for purposes of Treasury Regulation §1.422-2(b)(2)(i). No Awards shall be made under the Plan prior to its effective date. If the Company’s shareholders fail to approve the Plan by August 31, 2016, the Plan will be of no further force or effect.

(b)     Duration of the Plan. The Plan shall remain in effect until all Shares subject to it are distributed, all Awards have expired or terminated, the Plan is terminated pursuant to Section 15(c), or the tenth anniversary of the effective date of the Plan, whichever occurs first (the “Termination Date”). Awards made before the Termination Date shall continue to be outstanding in accordance with their terms and the terms of the Plan unless otherwise provided in the applicable Agreements.

(c)     Amendment and Termination of the Plan. The Board may at any time terminate, suspend or amend the Plan. The Company shall submit any amendment of the Plan to its stockholders for approval only to the extent required by applicable laws or regulations or the rules of any securities exchange on which the Shares may then be listed. No termination, suspension, or amendment of the Plan may materially impair the rights of any Participant under a previously granted Award without the Participant’s consent, unless such action is necessary to comply with applicable law or stock exchange rules.

(d)     Amendment of Awards. Subject to Section 15(e), the Committee may unilaterally amend the terms of any Agreement evidencing an Award previously granted, except that no such amendment may materially impair the rights of any Participant under the applicable Award without the Participant’s consent, unless such amendment is necessary to comply with applicable law or stock exchange rules or any compensation recovery policy as provided in Section 18(i).

(e)     No Option or SAR Repricing. Except as provided in Section 12(a), no Option or Stock Appreciation Right Award granted under the Plan may be (i) amended to decrease the exercise price thereof, (ii) cancelled in conjunction with the grant of any new Option or Stock Appreciation Right Award with a lower exercise price, (iii) cancelled in exchange for cash, other property or the grant of any Full Value Award at a time when the per share exercise price of the Option or Stock Appreciation Right Award is greater than the current Fair Market Value of a Share, or (iv) otherwise subject to any action that would be treated under accounting rules as a “repricing” of such Option or Stock Appreciation Right Award, unless such action is first approved by the Company’s stockholders.

16.     Substitute Awards. The Committee may also grant Awards under the Plan in substitution for, or in connection with the assumption of, existing awards granted or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or an Affiliate is a party. The terms and conditions of the Substitute Awards may vary from the terms and conditions set forth in the Plan to the extent that the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

17.     Performance-Based Compensation.

(a)     Designation of Awards. If the Committee determines at the time a Full Value Award or Cash Incentive Award is granted to a Participant that such Participant is, or is likely to be, a “covered employee” for purposes of Code Section 162(m) as of the end of the tax year in which the Company would ordinarily claim a tax deduction in connection with such Award, then the Committee may provide that this Section 17 will be applicable to such Award, which shall be considered Performance-Based Compensation.

(b)     Compliance with Code Section 162(m). If an Award is subject to this Section 17, then the grant of the Award, the vesting and lapse of restrictions thereon and/or the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement over the applicable performance period of one or more performance goals based on one or more of the performance measures specified in Section 17(d). The Committee will select the applicable performance measure(s) and specify the performance goal(s) based on those performance measures for any performance period, specify in terms of an objective formula or standard the method for calculating the amount payable to a Participant if the performance goal(s) are satisfied, and certify the degree to which applicable performance goals have been satisfied and any amount that vests and is payable in connection with an Award subject to this Section 17, all within the time periods prescribed by and consistent with the other requirements of Code Section 162(m). In specifying the performance goals applicable to any performance period, the Committee may provide that one or more objectively determinable adjustments shall be made to the performance measures on which the performance goals are based, which may include adjustments that would cause such measures to be considered “non-GAAP financial measures” within the meaning of Rule 101 under Regulation G promulgated by the Securities and Exchange Commission, such as excluding the impact of specified unusual or nonrecurring events such as acquisitions, divestitures, restructuring activities, asset write-downs, litigation judgments or settlements or changes in tax laws or accounting principles. The Committee may also adjust performance measures for a performance period to the extent permitted by Code Section 162(m) in connection with an event described in Section 12(a) to prevent the dilution or enlargement of a Participant’s rights with respect to Performance-Based Compensation. The Committee may adjust downward, but not upward, any amount determined to be otherwise payable in connection with an Award subject to this Section 17. The Committee may also provide, in an Agreement or otherwise, that the achievement of specified performance goals in connection with an Award subject to this Section 17 may be waived upon the death or Disability of the Participant or under any other circumstance with respect to which the existence of such possible waiver will not cause the Award to fail to qualify as “performance-based compensation” under Code Section 162(m).

(c)     Limitations. With respect to Awards of Performance-Based Compensation, the maximum number of Shares that may be the subject of any Full Value Awards that are denominated in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed 1,000,000 Shares (subject to adjustment as provided in Section 12(a)). The maximum amount payable with respect to any Cash Incentive Awards and Full Value Awards that are denominated other than in Shares or Share equivalents and that are granted to any one Participant during any calendar year shall not exceed $1,000,000 multiplied by the number of full or partial years in the applicable performance period.

(d)     Performance Measures. For purposes of any Full Value Award or Cash Incentive Award considered Performance-Based Compensation subject to this Section 17, the performance measures to be utilized shall be limited to one or a combination of two or more of the following performance measures: (i) net earnings or net income; (ii) earnings before one or more of interest, taxes, depreciation, amortization and share-based compensation expense; (iii) earnings per share (basic or diluted); (iv) revenue; (v) gross profit; (vi) operating income; (vii) profitability as measured by return ratios (including, but not limited to, return on assets, return on equity, return on invested capital and return on revenue) or by the degree to which any of the foregoing earnings measures exceed a percentage of revenue or gross profit; (viii) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital); (ix) market share; (x) margins (including, but not limited to, one or more of gross, operating and net earnings margins); (xi) stock price; (xii) total stockholder return; (xiii) asset quality; (xiv) non-performing assets; (xv) operating assets; (xvi) balance of cash, cash equivalents and marketable securities; (xvii) cost and expense management; (xviii) economic value added or similar value added measurements; (xix) improvement in or attainment of working capital levels; (xx) productivity ratios; (xxi) employee retention or satisfaction measures; (xxii) safety record; (xxiii) customer satisfaction; (xxiv) debt, credit or other leverage measures or ratios; and (xxv) implementation or completion of critical projects. Any performance goal based on one or more of the foregoing performance measures may be expressed in absolute amounts, on a per share basis (basic or diluted), relative to one or more other performance measures, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies, indices or other external measures, and may relate to one or any combination of Company, Affiliate, division, business unit, operational unit or individual performance.

18.     Other Provisions.

(a)     Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant. To the extent any person has or acquires a right to receive a payment in connection with an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

(b)     Limits of Liability. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(d) of the Plan) in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(c)     Compliance with Applicable Legal Requirements and Company Policies. No Shares distributable pursuant to the Plan shall be issued and delivered unless and until the issuance of the Shares complies with all applicable legal requirements, including compliance with the provisions of applicable state and federal securities laws, and the requirements of any securities exchanges on which the Company’s Shares may, at the time, be listed. During any period in which the offering and issuance of Shares under the Plan is not registered under federal or state securities laws, Participants shall acknowledge that they are acquiring Shares under the Plan for investment purposes and not for resale, and that Shares may not be transferred except pursuant to an effective registration statement under, or an exemption from the registration requirements of, such securities laws. Any stock certificate or book-entry evidencing Shares issued under the Plan that are subject to securities law restrictions shall bear or be accompanied by an appropriate restrictive legend or stop transfer instruction. Notwithstanding any other provision of this Plan, the acquisition, holding or disposition of Shares acquired pursuant to the Plan shall in all events be subject to compliance with applicable Company policies, including those relating to insider trading, pledging or hedging transactions and minimum holding periods.

(d)     Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

(e)     Governing Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of [Utah] [Delaware]1 without regard to its conflicts-of-law principles and shall be construed accordingly.

(f)     Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(g)     Code Section 409A. It is intended that (i) all Awards of Options, SARs and Restricted Stock under the Plan will not provide for the deferral of compensation within the meaning of Code Section 409A and thereby be exempt from Code Section 409A, and (ii) all other Awards under the Plan will either not provide for the deferral of compensation within the meaning of Code Section 409A, or will comply with the requirements of Code Section 409A, and Awards shall be structured and the Plan administered and interpreted in accordance with this intent. The Plan and any Agreement may be unilaterally amended by the Company in any manner deemed necessary or advisable by the Committee or Board in order to maintain such exemption from or compliance with Code Section 409A, and any such amendment shall conclusively be presumed to be necessary to comply with applicable law. Notwithstanding anything to the contrary in the Plan or any Agreement, with respect to any Award that constitutes a deferral of compensation subject to Code Section 409A:

1	If Proposal 3 receives shareholder approval, the Plan will be governed by the laws of the State of Delaware. Otherwise, it will be governed by the State of Utah.

(1)     If any amount is payable under such Award upon a termination of Service, a termination of Service will be deemed to have occurred only at such time as the Participant has experienced a “separation from service” as such term is defined for purposes of Code Section 409A;

(2)     If any amount shall be payable with respect to any such Award as a result of a Participant’s “separation from service” at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment shall be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six months after the Participant’s separation from service or (ii) the Participant’s death. Unless the Committee has adopted a specified employee identification policy as contemplated by Code Section 409A, specified employees will be identified in accordance with the default provisions specified under Code Section 409A.

None of the Company, the Board, the Committee nor any other person involved with the administration of this Plan shall (i) in any way be responsible for ensuring the exemption of any Award from, or compliance by any Award with, the requirements of Code Section 409A, (ii) have any obligation to design or administer the Plan or Awards granted thereunder in a manner that minimizes a Participant’s tax liabilities, including the avoidance of any additional tax liabilities under Code Section 409A, and (iii) shall have any liability to any Participant for any such tax liabilities.

(h)     Rule 16b-3. It is intended that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 18(h), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applied to Participants subject to Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

(i)     Forfeiture and Compensation Recovery.

(1)     The Committee may specify in an Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include termination of Service for Cause; violation of any material Company or Affiliate policy; breach of noncompetition, non-solicitation or confidentiality provisions that apply to the Participant; a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(2)     Awards and any compensation associated therewith may be made subject to forfeiture, recovery by the Company or other action pursuant to any compensation recovery policy adopted by the Board or the Committee at any time, including in response to the requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

Appendix F

Amendment A

Amend and restate Article III of the Amended and Restated Articles of Incorporation of Sun BioPharma, Inc., as previously amended, to read as follows (marked changes will not appear in final):

ARTICLE III

AUTHORIZED SHARES

The Corporation is authorized to issue two classes of shares. The total number of shares the Corporation is authorized to issue is ~~One~~Two Hundred ~~Ten~~Twenty Million (~~11~~220,000,000) shares as follows:

Common Stock

1. Number, Designation and Par Value. The Corporation is authorized to issue ~~One~~Two Hundred Million (~~1~~200,000,000) shares designated as “Common Stock” each having $0.001 par value (the “Common Stock”).

2. Voting. All voting rights of the Corporation, subject to any preferences or rights that may be granted to the holders of the Preferred Stock (as defined below), shall be exercised by the holders of the Common Stock.

3. Net Assets. The holders of the Common Stock, subject to any preferences or rights that may be granted to the holders of the Preferred Stock, shall be entitled to receive the net assets of the Corporation upon the dissolution of the Corporation.

4. Payment. All shares of the Common Stock shall be fully paid and non-assessable.

Preferred Stock

1. Number, Designation and Par Value. The Corporation is authorized to issue ~~Ten~~Twenty Million (~~1~~20,000,000) shares of “Preferred Stock,” each having $0.001 par value, of which (i) 500,000 shares are designated as Series A Preferred Stock (the “Series A Preferred Stock”) and (ii) 200,000 shares are designated as Series B Preferred Stock (the “Series B Preferred Stock”). The Corporation’s Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed in this Article III and/or in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation. Authority is hereby granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolutions or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, multiple (i.e., each share of Preferred Stock having multiple votes while each share of common stock has a single vote) or limited, or no voting powers, and such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations, or restrictions thereof, including without limitation dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Utah Revised Business Corporation Act. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock or any other series to the extent permitted by law. No vote of the holders of the Preferred Stock or Common Stock shall be prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Article III, the right to enjoy such vote being expressly waived by all present and future holders of the capital stock of the Corporation. The resolutions providing for issuance of any series of Preferred Stock may provide that such resolutions may be amended by subsequent resolutions adopted in the same manner as the preceding resolutions. Such resolutions shall be effective upon adoption, without the necessity of any filing with the State of Utah or otherwise. The Series A Preferred Stock and the Series B Preferred Stock (collectively, the “Preferred Stock”) have the terms, powers, preferences and rights set forth below.

2. The Preferred Stock:

(a) Dividend Provisions. The holders of shares of the Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of $.10 per share per annum on each outstanding share of Series A Preferred Stock, and at the rate of $1.90 per share per annum on each outstanding share of Series B Preferred Stock, in each case, payable quarterly when, as and if declared by the Board of Directors. Such dividends shall not be cumulative.

(b) Liquidation.

(i) Preference to Holders of Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, the amount equal to the Original Purchase Price (as defined in Section 2(c) hereof; provided, however, that in the case of an acquisition deemed to be a liquidation pursuant to Section 2(b)(iii) below, the Original Purchase Price shall mean $1.30 per share with respect to the Series A Preferred Stock) for each share of Preferred Stock then held by them (as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares), plus declared but unpaid dividends. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(ii) Distributions to Other Holders. Upon the completion of the distribution required by Section 2(b)(i), the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the Preferred Stock and the Common Stock pro rata based on the number of shares of Common Stock held by each such holder (assuming conversion of all such Preferred Stock) until the holders of Series A Preferred Stock shall have received an aggregate of $6.50 per share and the holders of Series B Preferred Stock shall have received an aggregate of $38.05 per share (in each case, including amounts paid pursuant to Section 2(b)(i) above); thereafter, if assets remain in the Corporation, the holders of Common Stock of the Corporation shall receive all of the remaining assets of the Corporation pro rata based on the number of shares of Common Stock held by each.

(iii) Acquisition Deemed a Liquidation. For purposes of this Section 2(b), a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation); or (B) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity; provided, however, that (i) neither the exercise of the Option nor the consummation of the Acquisition (each as defined in the Stockholders Agreement dated September 24, 1999 (the “Stockholders Agreement”) by and among the Corporation, the Founders, the Series A Purchasers and the Series B Purchaser (each as defined therein) shall be deemed liquidation, dissolution or winding up of the Corporation under this Section 2(b), and (ii) any transaction described under clauses (A) or (B) above which has gross proceeds of greater than $15,000,000 shall not be deemed liquidation, dissolution or winding up of the Corporation under this Section 2(b).

(iv) In any of the events specified (iii) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability:

i) If traded on a securities exchange or the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the closing;

ii) If actively traded over the counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

iii) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock; provided, however, if such parties are unable to agree on such determination, the parties shall select a mutually acceptable nationally recognized valuation firm to determine such value.

(B) The method of valuation of securities subject to the investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) 1), ii) or iii) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock; provided, however, if such parties are unable to agree on such determination, the parties shall select a mutually acceptable nationally recognized valuation firm to determine such value.

(C) In the event the requirements of Section 2(b)(iv) are not complied with the Corporation shall forthwith either:

i) cause such closing to be postponed until such time as the requirements of this Section 2(b) have been complied with; or

ii) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(b)(iv)(D) hereof.

(D) The Corporation shall give each holder of record of Preferred Stock written notice of such impending transaction not later than (20) days prior to the shareholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2(b), and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given any notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

(c) Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(i) Right to Convert. Subject to Section 2(c)(iii) below, each Share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Purchase Price by the applicable Conversion Price of such share of Preferred Stock, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The “Original Purchase Price” shall mean $1.00 per share with respect to the Series A Preferred Stock and $19.03 per share with respect to the Series B Preferred Stock. The “Conversion Price” shall mean $0.83 per share with respect to the Series A Preferred Stock and $19.03 per share with respect to the Series B Preferred Stock. The applicable Conversion Price shall be subject to adjustment as set forth in Section 2(c)(iv).

(ii) Automatic Conversion. Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon (except as provided below in Section 2(c)(iii)) the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the public offering price of which is not less than $7.00 per share (adjusted to reflect subsequent stock dividends, stock splits or re-capitalization) and which results in aggregate cash proceeds to the Corporation of at least $10,000,000 (net of underwriting discounts and commissions).

(iii) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock and shall give written notice to the Corporation at its principal corporate office of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock or to the nominee or nominees of such holder a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(iv) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the Preferred Stock shall be subject to adjustment from time to time as follows:

(A) i) If the Corporation shall issue, after the date upon which any shares of Preferred Stock were first issued (the “Purchase Date”), any Additional Stock (as defined below) without consideration or for a consideration per share less than the applicable Conversion Price for any Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the applicable Conversion Price for such Preferred Stock in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this clause (A)) be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

(x) an amount equal to the sum of

(1) the aggregate purchase price of the shares of such Preferred Stock sold pursuant to the agreement pursuant to which such shares of Series A Preferred Stock or Series B Preferred Stock were first issued (the “Purchase Price”),plus

(2) the aggregate consideration, if any, received by the Corporation for all Additional Stock issued on or after the Purchase Date:

(y) an amount equal to the sum of

(1) the applicable Purchase Price divided by the applicable initial Conversion Price for such series (or such higher or lower Conversion Price as results from the application of Sections 2(c)(iv)(C) and (D) hereof), plus

(2) the number of shares of Additional Stock issued since the Purchase Date (as adjusted pursuant to Sections 2(c)(iv)(C) and (D) hereof, if applicable).

ii) No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 2(c)(iv)(A)v)c) or d), no adjustment of such Conversion Price pursuant to this Section 2(c)(iv)(A) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

iii) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

iv) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

v) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 2(c)(iv)(A) and Section 2(c)(iv)(B):

a) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 2(c)(iv)(A)iii) and iv)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

b) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential anti-dilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential anti-dilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 2(c)(iv)(A)iii) and iv)).

c) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

d) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price of the Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

e) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 2(c)(iv)(A)v)a) and b) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 2(c)(iv)(A)v)c) or d).

(B) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 2(c)(iv)(A)v)) by the Corporation after the Purchase Date) other than

i) Common Stock issued pursuant to a transaction described in Section 2(c)(iv)(C) hereof,

ii) up to 350,000 shares of Common Stock issuable or issued to employees, consultants or directors of the Corporation directly or pursuant to the existing stock option or issuance plan of the Corporation or any replacement plan unanimously approved by the Board of Directors of the Corporation, on or before July 1, 2002 whereby the total number of shares of Common Stock issuable does not exceed 350,000 shares (appropriately adjusted to reflect subsequent share combinations or divisions),

iii) capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions,

iv) capital stock or warrants or options to purchase capital stock issued to unaffiliated entities of the Corporation in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are unanimously approved by the Board of Directors of the Corporation,

v) Shares of Common Stock issued or issuable upon conversion of the Preferred Stock, and

vi) Shares of Common Stock issued or issuable in a public offering prior to or in connection with which all outstanding shares of Preferred Stock will be converted to Common Stock.

vii) up to 700,000 shares of Common Stock issuable or issued to employees, consultants or directors of the Corporation directly or pursuant to the existing stock option or issuance plan of the Corporation or any replacement plan approved by the Board of Directors of the Corporation, whereby the total number of shares of Common Stock issuable does not exceed 700,000 shares (appropriately adjusted to reflect subsequent share combinations or divisions).

(C) In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Price of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase of the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 2(c)(iv)(A)v).

(D) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(v) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 2(c)(iv)(C), then, in each such case the holders of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(vi) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 2(c) or Section 2(b)) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of the number of shares of Common Stock deliverable upon conversion of the Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2(c) with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 2(c) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event.

(vii) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2(c) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

(viii) No Fractional Shares and Certificate as to Adjustments.

(A) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share (with one-half being rounded upward). Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(B) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Preferred Stock pursuant to this Section 2(c), the Corporation, upon the written request of any holder of Preferred Stock, at the expense of the Corporation, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the applicable Conversion Price for the Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Preferred Stock.

(ix) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(x) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Articles of Incorporation.

(xi) Notices. Any notice required by the provisions of this Section 2(d) to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

(d) Voting Rights.

(i) The holder of each share of Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation and shall be entitled to vote together with holders of Common Stock (in a single voting group) with respect to any question upon which holders of Common Stock have the night to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

(ii) The holders of shares of the Preferred Stock (or the Common Stock into which the Preferred Stock is convertible) shall be entitled to designate directors of the Corporation as set forth in the Stockholders Agreement. In the case of any vacancy in the office of a director designated by holders of Preferred Stock as set forth in the Stockholders Agreement, a successor designated by the applicable holders of the Preferred Stock shall be elected to hold office for the unexpired term of such director by the affirmative vote of the applicable holders of the Preferred Stock (as set forth in the Stockholders Agreement), or, in the absence of action by such holders, by action of any remaining directors elected by the holders of the Preferred Stock, if any. Any director who shall have been designated by the holders of Preferred Stock may be removed from the Board of Directors during such director’s term of office, either for or without cause by, and only by, the affirmative vote of the applicable holders of shares of Preferred Stock (as set forth in the Stockholders Agreement), given at a special meeting of the shareholders duly called or by an action by written consent for that purpose.

(e) Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 2(c) hereof, the shares so converted shall be canceled and shall not be issuable by the Corporation. The Articles of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

Appendix G

Amendment B

Append an new Article to the Amended and Restated Articles of Incorporation of Sun BioPharma, Inc., as previously amended, to read as follows:

ARTICLE __

The Board of Directors shall be divided into three classes as nearly equal in number as may be feasible, hereby designated as Class I, Class II and Class III, with the term of office of one class expiring at each annual meeting. Each director shall be elected to serve a term ending at the third annual meeting of shareholders following the annual meeting of shareholders at which such director was elected, or until his or her earlier death, resignation or removal; provided, however, that (i) the directors in Class I at the time of the effectiveness of this Article ___ shall serve for an initial term ending at the Corporation’s next annual meeting of shareholders thereafter, (ii) the directors in Class II at the time of the effectiveness of this Article ___ shall serve for an initial term ending at the Corporation’s second annual meeting thereafter and (iii) the directors in Class III at the time of the effectiveness of this Article ___ shall serve for a term ending on the Corporation’s third annual meeting of shareholders thereafter. When a vacancy on the Board of Directors is filled, the director chosen to fill that vacancy shall complete the term of the director he or she succeeds (or shall complete the term of the class of directors in which the new directorship was created). Notwithstanding the foregoing, each director shall hold office until his or her successor shall have been elected and qualified or until such director’s earlier death, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office. When the number of directors is changed, each director then serving as such shall nevertheless continue as a director of the class of which he or she is a member until the expiration of his or her current term, and any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, as to make all classes as nearly equal in number as may be feasible.

G-1